UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2013

Date of reporting period:	11/30/2013

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL FINANCIAL SERVICES FUND

ANNUAL REPORT • NOVEMBER 30, 2013

Fund Type

Sector Stock

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. © 2014 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

January 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Financial Services Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Financial Services Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	35.12%	210.97%	177.58%	—
Class B	34.22	200.02	158.41	—
Class C	34.14	200.35	158.26	—
Class R	34.92	N/A	N/A	45.83% (2/3/12)
Class Z	35.50	215.62	185.28	—
MSCI World Financials ex-Real Estate Index	35.93	83.01	25.99	—
S&P Composite 1500 Index	30.94	130.15	116.00	—
Lipper Global Financial Services Funds Avg.	29.53	130.14	107.75	—

Average Annual Total Returns (With Sales Charges) as of 12/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	21.59%	23.15%	9.71%	—
Class B	22.80	23.58	9.55	—
Class C	26.82	23.70	9.54	—
Class R	28.50	N/A	N/A	22.40% (2/3/12)
Class Z	29.09	24.91	10.64	—
MSCI World Financials ex-Real Estate Index	32.06	12.96	1.89	—
S&P Composite 1500 Index	32.80	18.38	7.77	—
Lipper Global Financial Services Funds Avg.	24.79	16.10	6.99	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	27.69%	24.06%	10.12%	—
Class B	29.22	24.49	9.96	—
Class C	33.14	24.60	9.95	—
Class R	34.92	N/A	N/A	22.95% (2/3/12)
Class Z	35.50	25.84	11.05	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	35.12%	25.47%	10.75%	—
Class B	34.22	24.57	9.96	—
Class C	34.14	24.60	9.95	—
Class R	34.92	N/A	N/A	22.95% (2/3/12)
Class Z	35.50	25.84	11.05	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the MSCI World Financials ex-Real Estate Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2003) and the account values at the end of the current fiscal year (November 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the

Prudential Financial Services Fund	3

Your Fund’s Performance (continued)

tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC, MSCI, and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

MSCI World Financials ex-Real Estate Index

MSCI World Financials ex-Real Estate Index (also referred to as MSCI Finance ex-Real Estate Index) is an unmanaged, market-capitalization-weighted index that monitors the performance of financial stocks from around the world. This index excludes real estate. MSCI World Financials ex-Real Estate Index Closest Month-End to Inception cumulative total return as of 11/30/13 is 54.89% for Class R. MSCI World Financials ex-Real Estate Index Closest Month-End to Inception average annual total return as of 12/31/13 is 26.67% for Class R.

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S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index, which gives a broad look at how U.S. stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total return as of 11/30/13 is 43.66% for Class R. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/13 is 22.39% for Class R.

Lipper Global Financial Services Funds Average

The Lipper Global Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. Lipper Global Financial Services Funds Average Closest Month-End to Inception cumulative total return as of 11/30/13 is 43.28% for Class R. Lipper Global Financial Services Funds Average Closest Month-End to Inception average annual total return as of 12/31/13 is 21.18% for Class R.

An investor cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/13
Home Capital Group, Inc. (Canada), Thrifts & Mortgage Finance	4.6%
Standard Chartered PLC (United Kingdom), Commercial Banks	4.5
Canadian Imperial Bank of Commerce (Canada), Commercial Banks	4.0
National Bank of Canada (Canada), Commercial Banks	3.9
Citigroup, Inc. (United States), Diversified Financial Services	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/13
Commercial Banks	40.3%
Insurance	23.2
Capital Markets	10.7
Diversified Financial Services	8.3
Thrifts & Mortgage Finance	6.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Financial Services Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Financial Services Fund’s Class A shares finished the 12-month reporting period that ended November 30, 2013, rising by 35.12% underperforming the 35.93% gain of its benchmark, the Morgan Stanley Capital International (MSCI) World Financials ex-Real Estate Index (the Index), but outperforming the 29.53% return of the Lipper Global Financial Services Funds Average.

Strong stock selection in the insurance, diversified financial services, and thrifts & mortgage finance industries aided relative performance during the period, as did an underweight to the commercial banks industry and overweight to capital markets stocks. From a country perspective, the Fund’s underweight to, and strong stock selection within, Australian financial-related stocks contributed to relative performance. Selection was also strong among Canadian names.

Stock selection within the commercial banks industry, as well as an out-of-benchmark allocation to IT services, detracted from relative results. An allocation to emerging markets, namely Brazilian banks, detracted from relative results along with weaker stock selection within the United States.

How did the global stock market perform?

Global equities, as measured by the MSCI All Country World Index, posted double-digit returns for the period, rising 23.45% during the 12-months ended November 30, 2013.

The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near-default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally.

Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

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How did the financial sector perform relative to the broader global market?

Financial stocks, as measured by the Index, rose 35.93% during the one-year period ended November 30, 2013, and outperformed global equities, as measured by the 23.45% return of MSCI All Country World Index.

All six industries within the Index posted double-digit positive returns. Diversified financial services, capital markets, consumer finance, and insurance gained the most, followed by thrifts & mortgage finance, and commercial banks.

On a regional basis, financial stocks in Ireland, Belgium, and France gained the most. Although posting double-digit returns in the benchmark, Singapore, Austria, and Canada lagged the broader index during the period.

Which holdings made the largest positive contributions to the Fund’s return?

The largest contributors to benchmark-relative performance during the period included positions in Hartford Financial Services, Home Capital Group, and Challenger Limited.

•

Shares of Hartford Financial Services, a U.S. insurance and financial services company, climbed over 70.0% during the period. Hartford reported first-quarter core earnings that beat consensus expectations. In addition to some favorable tailwinds from lower catastrophe losses and higher alternative investment returns, Hartford’s property & casualty franchise showed an improving core combined ratio, driving the earnings surprise. Hartford remains a top 10 holding in the Fund as of the end of November, as Wellington Management feels that the company is positively focusing on managing risk for a portion of their variable annuity business, which will eventually provide greater opportunity to return capital to shareholders.

•

Shares of Home Capital Group, a Canadian thrifts & mortgage finance company, also rose during the period, returning over 50.0% in the Fund. The company strategically offers a “one-stop-shop” to mortgage brokers and moved higher as concerns of a housing bubble in key markets subsided. Home Capital Group was the largest position in the Fund as of the end of the reporting period.

•

Challenger Limited, an Australian diversified financial services company, was also a strong relative contributor as the stock rallied during the period. Wellington Management continues to own the stock and believes that strength in their annuity business could drive significant future growth.

Prudential Financial Services Fund	7

Strategy and Performance Overview (continued)

Which holdings detracted most from the Fund’s return?

The top detractors from benchmark-relative performance included positions in VeriFone Systems, Standard Chartered, and Banco Santander Brasil.

•

VeriFone Systems (U.S.) experienced a soft first quarter due to continued weakness in Europe, increased expenditures, and lower-than-anticipated earnings in Latin America, which weighed heavily on the stock price. The stock has rebounded quite significantly from the low price of the year, and Wellington Management continues to like the company going forward due to its relationships with top retailers to generate future earnings.

•

While the position in Standard Chartered (United Kingdom) rose modestly during the period, the return was lower than that of the Index, detracting from relative performance. The stock was under pressure amid concerns regarding higher credit costs and a slower growth environment for the industry, particularly in Asia. Wellington Management continues to like Standard Chartered’s franchise and believes it operates a strong business with diversity of earnings.

•

An out-of-benchmark position in Banco Santander Brasil, one of the largest commercial banks in Brazil, detracted from relative performance as the stock remained under pressure due to weak earnings amid a weak macroeconomic backdrop.

Were there significant changes to the portfolio?

The Fund invests primarily in a diversified universe of the common stocks of financial intermediaries. The investment focus is on banks, insurance companies, and non-bank financials. Wellington Management focuses on companies in countries with strong savings patterns, export industries, and stable government-industry relations. The Fund is constructed primarily using a bottom-up methodology, although broad economic factors are an important consideration.

As a result of these stock-by-stock decisions, the Fund ended the period most underweight in the diversified financial services and consumer finance industries. The Fund was most overweight in the thrifts & mortgage finance industry. The Fund also continues to hold an out-of-benchmark allocation to companies that provide financial IT services, which Wellington Management believes will perform well as financial services companies continue to improve operational efficiencies. Exposure to capital markets decreased over the year while exposure to commercial banks increased.

The Fund’s holdings are geographically diverse. On a regional basis, the Fund ended the period most overweight France, Canada, and Brazil and most underweight the United States, Japan, and Australia. Exposure to North America decreased during the period and exposure to Europe increased.

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As the financial industry continues to operate in an uncertain political and economic environment, Wellington Management believes it will be able to find opportunities to purchase solid companies at attractive valuations. Wellington Management continuously seeks to upgrade the Fund by adding good companies on price weakness and trimming into strength.

Does the Fund use derivatives? If so, what kind of impact did derivatives exposure have on the Fund’s performance?

Derivatives are not an active part of the investment process for the Prudential Financial Services Fund and are not expected to be a principal investment tool.

While there was small exposure to rights/warrants over the course of the year, they did not have a material impact on the Fund’s performance.

Prudential Financial Services Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2013, at the beginning of the period, and held through the six-month period ended November 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Financial Services Fund		Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,133.30	1.35%	$7.22
	Hypothetical	$1,000.00	$1,018.30	1.35%	$6.83

Class B	Actual	$1,000.00	$1,130.00	2.05%	$10.95
	Hypothetical	$1,000.00	$1,014.79	2.05%	$10.35

Class C	Actual	$1,000.00	$1,129.30	2.05%	$10.94
	Hypothetical	$1,000.00	$1,014.79	2.05%	$10.35

Class R	Actual	$1,000.00	$1,132.80	1.55%	$8.29
	Hypothetical	$1,000.00	$1,017.30	1.55%	$7.84

Class Z	Actual	$1,000.00	$1,135.30	1.05%	$5.62
	Hypothetical	$1,000.00	$1,019.80	1.05%	$5.32

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2013, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Financial Services Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.33%	1.33%
B	2.03%	2.03%
C	2.03%	2.03%
R	1.78%	1.53%
Z	1.03%	1.03%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 93.7%
COMMON STOCKS 92.3%

Capital Markets 10.7%
152,017	Banca Generali SpA (Italy)	$4,328,213
626,200	CETIP SA - Mercados Organizados (Brazil)	6,805,909
389,161	EFG International AG (Switzerland)*(a)	5,020,954
269,124	Julius Baer Group Ltd. (Switzerland)*	12,587,070
772,225	UBS AG (Switzerland)*	14,686,497

		43,428,643

Commercial Banks 40.3%
1,082,486	Banco Bilbao Vizcaya Argentaria SA (Spain)	12,898,738
1,159,700	Banco Santander Brasil SA (Brazil), ADR	7,491,662
116,129	BNP Paribas SA (France)	8,702,102
370,920	BS Financial Group, Inc. (South Korea)	5,706,821
188,778	Canadian Imperial Bank of Commerce (Canada)	16,183,510
37,068	Citizens & Northern Corp.	766,566
328,054	Credit Agricole SA (France)*	4,104,500
393,550	DGB Financial Group, Inc. (South Korea)	6,318,753
794,395	DNB ASA (Norway)	14,028,540
116,469	Erste Group Bank AG (Austria)	4,088,776
16,651	Gronlandsbanken (Denmark)	2,014,001
86,880	Hana Financial Group, Inc. (South Korea)	3,254,762
211,026	KBC Groep NV (Belgium)	12,042,560
327,696	Mizrahi Tefahot Bank Ltd. (Israel)	4,145,800
182,300	National Bank of Canada (Canada)	15,863,214
84,680	Shinhan Financial Group Co. Ltd. (South Korea)	3,557,568
212,002	Societe Generale SA (France)	12,165,476
454,979	Spar Nord Bank A/S (Denmark)*	3,919,993
46,630	SpareBank 1 SR Bank ASA (Norway)	426,203
762,374	Standard Chartered PLC (United Kingdom)	18,032,364
7,682,191	Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	7,510,473

		163,222,382

Diversified Financial Services 8.3%
1,291,300	Asia Sermkij Leasing PCL, NVDR (Thailand)	678,797
281,113	Citigroup, Inc.	14,876,500
178,960	JPMorgan Chase & Co.	10,240,091
2,451,209	Old Mutual PLC (United Kingdom)	7,969,837

		33,765,225

See Notes to Financial Statements.

Prudential Financial Services Fund	13

Portfolio of Investments

as of November 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 23.2%
75,300	ACE Ltd. (Switzerland)	$7,739,334
90,642	Ageas (Belgium)	3,821,420
441,836	AXA SA (France)	11,558,326
1,873,814	Challenger Ltd. (Australia)	10,265,023
536,071	Delta Lloyd NV (Netherlands)	13,010,226
2,027,863	Direct Line Insurance Group PLC (United Kingdom)	7,804,450
415,700	Hartford Financial Services Group, Inc.(a)	14,811,391
661,164	ING Groep NV (Netherlands)*	8,579,097
212,700	Sony Financial Holdings, Inc. (Japan)	3,795,346
600,016	Storebrand ASA (Norway)*	3,691,786
269,900	XL Group PLC (Ireland)	8,634,101

		93,710,500

IT Services 3.0%
922,000	Higher One Holdings, Inc.*	9,072,480
121,116	VeriFone Systems, Inc.*	3,101,781

		12,174,261

Thrifts & Mortgage Finance 6.8%
124,400	Federal Agricultural Mortgage Corp., (Class C Stock)	4,355,245
203,700	First National Financial Corp. (Canada)	4,499,401
229,688	Home Capital Group, Inc. (Canada)	18,542,785

		27,397,431

	TOTAL COMMON STOCKS (cost $284,900,814)	373,698,442

PREFERRED STOCK 1.4%

Commercial Bank
1,017,853	Banco ABC Brasil SA (PRFC) (Brazil) (cost $6,510,479)	5,481,166

	TOTAL LONG-TERM INVESTMENTS (cost $291,411,293)	379,179,608

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 10.3%

AFFILIATED MONEY MARKET MUTUAL FUND
41,883,414	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $41,883,414; includes $16,227,669 of cash collateral for securities on loan) (Note 3)(b)(c)	$41,883,414

	TOTAL INVESTMENTS 104.0% (cost $333,294,707; Note 5)	421,063,022
	Liabilities in excess of other assets (4.0%)	(16,283,701)

	NET ASSETS 100.0%	$404,779,321

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

PRFC—Preference Shares

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,593,249; cash collateral of $16,227,669 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Financial Services Fund	15

Portfolio of Investments

as of November 30, 2013 continued

The following is a summary of the inputs used as of November 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$10,265,023	$—
Austria	—	4,088,776	—
Belgium	—	15,863,980	—
Brazil	14,297,571	—	—
Canada	55,088,910	—	—
Denmark	2,014,001	3,919,993	—
France	—	36,530,404	—
Ireland	8,634,101	—	—
Israel	—	4,145,800	—
Italy	—	4,328,213	—
Japan	—	3,795,346	—
Netherlands	—	21,589,323	—
Norway	426,203	17,720,326	—
South Korea	—	18,837,904	—
Spain	—	12,898,738	—
Switzerland	7,739,334	32,294,521	—
Thailand	—	678,797	—
Turkey	—	7,510,473	—
United Kingdom	7,804,450	26,002,201	—
United States	57,224,054	—	—
Preferred Stock
Brazil	5,481,166	—	—
Affiliated Money Market Mutual Fund	41,883,414	—	—

Total	$200,593,204	$220,469,818	$—

Fair value of Level 2 investments at November 30, 2012 was $0. An amount of $59,443,817 was transferred from Level 1 into Level 2 at November 30, 2013 as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund normally values its securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

16

The country allocation of portfolio holdings and liabilities in excess of other assets shown as percentage of net assets as of November 30, 2013 was as follows:

United States (including 4.0% of collateral received for securities on loan)	24.5%
Canada	13.6
Switzerland	9.9
France	9.0
United Kingdom	8.3
Netherlands	5.3
Brazil	4.9
South Korea	4.7
Norway	4.5
Belgium	3.9
Spain	3.2
Australia	2.5
Ireland	2.1%
Turkey	1.9
Denmark	1.5
Italy	1.1
Israel	1.0
Austria	1.0
Japan	0.9
Thailand	0.2

104.0
Liabilities in excess of other assets	(4.0)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$(3,948)

*	Included in net realized gain on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

Prudential Financial Services Fund	17

Statement of Assets and Liabilities

as of November 30, 2013

Assets
Investments at value, including securities on loan of $15,593,249:
Unaffiliated Investments (cost $291,411,293)	$379,179,608
Affiliated Investments (cost $41,883,414)	41,883,414
Cash	42
Foreign currency, at value (cost $5,150,805)	5,209,573
Receivable for Fund shares sold	670,634
Tax reclaim receivable	416,606
Dividends receivable	197,586
Receivable for investments sold	54,578
Prepaid expenses	3,218

Total assets	427,615,259

Liabilities
Payable to broker for collateral for securities on loan	16,227,669
Payable for investments purchased	5,556,449
Payable for Fund shares reacquired	477,029
Management fee payable	244,096
Accrued expenses	203,490
Distribution fee payable	111,504
Affiliated transfer agent fee payable	15,701

Total liabilities	22,835,938

Net Assets	$404,779,321

Net assets were comprised of:
Common stock, at par	$235,554
Paid-in capital in excess of par	282,182,401

282,417,955
Undistributed net investment income	3,031,521
Accumulated net realized gain on investment and foreign currency transactions	31,523,120
Net unrealized appreciation on investments and foreign currencies	87,806,725

Net assets, November 30, 2013	$404,779,321

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($213,603,155 ÷ 12,315,193 shares of common stock issued and outstanding)	$17.34
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price to public	$18.35

Class B
Net asset value, offering price and redemption price per share ($15,998,192 ÷ 1,005,386 shares of common stock issued and outstanding)	$15.91

Class C
Net asset value, offering price and redemption price per share ($57,635,502 ÷ 3,623,609 shares of common stock issued and outstanding)	$15.91

Class R
Net asset value, offering price and redemption price per share ($2,788,970 ÷ 161,053 shares of common stock issued and outstanding)	$17.32

Class Z
Net asset value, offering price and redemption price per share ($114,753,502 ÷ 6,450,191 shares of common stock issued and outstanding)	$17.79

See Notes to Financial Statements.

Prudential Financial Services Fund	19

Statement of Operations

Year Ended November 30, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $671,989)	$6,391,141
Affiliated income from securities loaned, net	235,695
Affiliated dividend income	25,176

Total income	6,652,012

Expenses
Management fee	2,393,305
Distribution fee—Class A	519,406
Distribution fee—Class B	124,323
Distribution fee—Class C	433,918
Distribution fee—Class R	6,191
Transfer agent’s fees and expenses (including affiliated expense of $74,500) (Note 3)	439,000
Custodian’s fees and expenses	214,000
Registration fees	78,000
Shareholders’ reports	56,000
Legal fees and expenses	25,000
Audit fee	22,000
Directors’ fees	16,000
Interest expense	6,100
Insurance	4,000
Loan interest expense (Note 7)	21
Miscellaneous	43,510

Total expenses	4,380,774

Net investment income	2,271,238

Realized And Unrealized Gain On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	33,239,690
Foreign currency transactions	147,574

33,387,264

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes of $(20,458))	55,882,303
Foreign currencies	37,033

55,919,336

Net gain on investment and foreign currency transactions	89,306,600

Net Increase In Net Assets Resulting From Operations	$91,577,838

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,271,238	$1,266,753
Net realized gain on investment and foreign currency transactions	33,387,264	8,551,926
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	55,919,336	29,545,289

Net increase in net assets resulting from operations	91,577,838	39,363,968

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(924,870)	(1,625,671)
Class B	(18,365)	(74,892)
Class C	(60,089)	(246,423)
Class R	(1,387)	—
Class Z	(558,239)	(467,847)

	(1,562,950)	(2,414,833)

Distributions from net realized gains
Class A	(3,185,725)	—
Class B	(254,813)	—
Class C	(833,727)	—
Class R	(6,483)	—
Class Z	(1,411,935)	—

	(5,692,683)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	204,603,182	90,631,655
Net asset value of shares issued in reinvestment of dividends and distributions	6,484,873	2,095,132
Cost of shares reacquired	(108,210,116)	(70,943,788)

Net increase in net assets from Fund share transactions	102,877,939	21,782,999

Total increase	187,200,144	58,732,134

Net Assets:
Beginning of year	217,579,177	158,847,043

End of year(a)	$404,779,321	$217,579,177

(a) Includes undistributed net investment income of:	$3,031,521	$1,113,121

See Notes to Financial Statements.

Prudential Financial Services Fund	21

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company currently consists of three portfolios: Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund and Prudential Financial Services Fund. These financial statements relate to Prudential Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of

Prudential Financial Services Fund	23

Notes to Financial Statements

continued

Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or

24

losses realized between the trade and settlement date of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential Financial Services Fund	25

Notes to Financial Statements

continued

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

26

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2015.

PIMS has advised the Fund that it received $747,708 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2013, it received $171, $24,083 and $8,993 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Financial Services Fund	27

Notes to Financial Statements

continued

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2013, PIM has been compensated approximately $70,400 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2013, were $269,391,671 and $186,442,779, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2013, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $1,210,112 due to investments in passive foreign investment companies and differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended November 30, 2013, the tax character of dividends paid by the Fund were $3,610,137 of ordinary income and $3,645,496 of long-term capital gains. For the year ended November 30, 2012, the tax character of dividends paid by the Fund were $2,414,833 of ordinary income.

28

As of November 30, 2013, the Fund had accumulated undistributed earnings on a tax basis of $14,862,424 of ordinary income and $20,089,377 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$333,691,809	$88,518,179	$(1,146,966)	$87,371,213	$38,355	$87,409,568

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables, foreign currency contracts and other tax adjustments.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is halved for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

Prudential Financial Services Fund	29

Notes to Financial Statements

continued

There are 360 million shares of $.01 par value per share common stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 90 million, 20 million, 70 million, 90 million and 90 million authorized shares, respectively. As of November 30, 2013, Prudential owned 842 Class R shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2013:
Shares sold	6,838,658	$102,615,831
Shares issued in reinvestment of dividends and distributions	281,367	3,804,078
Shares reacquired	(4,150,772)	(62,532,756)

Net increase (decrease) in shares outstanding before conversion	2,969,253	43,887,153
Shares issued upon conversion from Class B and Class Z	60,994	914,989
Shares reacquired upon conversion into Class Z	(24,445)	(386,001)

Net increase (decrease) in shares outstanding	3,005,802	$44,416,141

Year ended November 30, 2012:
Shares sold	3,547,476	$43,282,661
Shares issued in reinvestment of dividends	145,529	1,462,565
Shares reacquired	(3,729,008)	(44,948,913)

Net increase (decrease) in shares outstanding before conversion	(36,003)	(203,687)
Shares issued upon conversion from Class B and Z	79,088	929,747
Shares reacquired upon conversion into Class Z	(15,632)	(188,411)

Net increase (decrease) in shares outstanding	27,453	$537,649

30

Class B	Shares	Amount
Year ended November 30, 2013:
Shares sold	432,165	$6,034,471
Shares issued in reinvestment of dividends and distributions	20,454	255,463
Shares reacquired	(143,721)	(2,002,065)

Net increase (decrease) in shares outstanding before conversion	308,898	4,287,869
Shares reacquired upon conversion into Class A	(57,787)	(793,123)

Net increase (decrease) in shares outstanding	251,111	$3,494,746

Year ended November 30, 2012:
Shares sold	191,620	$2,157,816
Shares issued in reinvestment of dividends	7,462	69,469
Shares reacquired	(168,428)	(1,848,222)

Net increase (decrease) in shares outstanding before conversion	30,654	379,063
Shares reacquired upon conversion into Class A	(83,554)	(906,344)

Net increase (decrease) in shares outstanding	(52,900)	$(527,281)

Class C
Year ended November 30, 2013:
Shares sold	1,674,948	$23,417,694
Shares issued in reinvestment of dividends and distributions	60,415	753,978
Shares reacquired	(527,646)	(7,409,624)

Net increase (decrease) in shares outstanding before conversion	1,207,717	16,762,048
Shares reacquired upon conversion into Class Z	(18,847)	(263,321)

Net increase (decrease) in shares outstanding	1,188,870	$16,498,727

Year ended November 30, 2012:
Shares sold	582,611	$6,663,014
Shares issued in reinvestment of dividends	21,724	202,248
Shares reacquired	(730,931)	(8,074,485)

Net increase (decrease) in shares outstanding before conversion	(126,596)	(1,209,223)
Shares reacquired upon conversion into Class Z	(10,129)	(112,801)

Net increase (decrease) in shares outstanding	(136,725)	$(1,322,024)

Class R
Year ended November 30, 2013:
Shares sold	185,034	$2,874,632
Shares issued in reinvestment of dividends and distributions	582	7,870
Shares reacquired	(41,501)	(635,233)

Net increase (decrease) in shares outstanding	144,115	$2,247,269

Period ended November 30, 2012*:
Shares sold	19,792	$257,348
Shares reacquired	(2,854)	(36,547)

Net increase (decrease) in shares outstanding	16,938	$220,801

Prudential Financial Services Fund	31

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended November 30, 2013:
Shares sold	4,519,880	$69,660,554
Shares issued in reinvestment of dividends and distributions	120,281	1,663,484
Shares reacquired	(2,279,135)	(35,630,438)

Net increase (decrease) in shares outstanding before conversion	2,361,026	35,693,600
Shares issued upon conversion from Class A and Class C	40,802	649,322
Shares reacquired upon conversion into Class A	(7,633)	(121,866)

Net increase (decrease) in shares outstanding	2,394,195	$36,221,056

Year ended November 30, 2012:
Shares sold	3,105,923	$38,270,816
Shares issued in reinvestment of dividends	35,171	360,850
Shares reacquired	(1,292,733)	(16,035,621)

Net increase (decrease) in shares outstanding before conversion	1,848,361	22,596,045
Shares issued upon conversion from Class A and C	24,416	301,212
Shares reacquired upon conversion into Class A	(1,928)	(23,403)

Net increase (decrease) in shares outstanding	1,870,849	$22,873,854

*	Commencement of offering was February 3, 2012.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2013. The average daily balance for the two days that the Fund had loans outstanding was $265,500, borrowed at a weighted average interest rate of 1.45%. At November 30, 2013, the Fund did not have an outstanding loan amount.

32

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gain distributions on December 19, 2013 to shareholders of record on December 20, 2013. The ex-dividend date was December 23, 2013. The per share amounts declared were as follows:

	Ordinary Income*	Long-Term Capital Gains	Short-Term Capital Gains
Class A	$0.14976	$0.84930	$0.50019
Class B	$0.05333	$0.84930	$0.50019
Class C	$0.05333	$0.84930	$0.50019
Class R	$0.11743	$0.84930	$0.50019
Class Z	$0.19628	$0.84930	$0.50019

*	Includes $0.05321 of Special Ordinary Income for Class A, B, C, R & Z.

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Prudential Financial Services Fund	33

Financial Highlights

Class A Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.25	$10.86	$12.89	$11.85	$6.18
Income (loss) from investment operations:
Net investment income	.12	.09	.18	.06	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.41	2.48	(1.50)	.98	5.66
Total from investment operations	4.53	2.57	(1.32)	1.04	5.69
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.18)	(.02)	-	(.02)
Distributions from net realized gains	(.34)	-	(.69)	-	-
Tax return of capital contributions	-	-	-	-	-	(b)
Total dividends and distributions	(.44)	(.18)	(.71)	-	(.02)
Net asset value, end of year	$17.34	$13.25	$10.86	$12.89	$11.85
Total Return(c):	35.12%	24.15%	(11.19)%	8.78%	92.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$213,603	$123,375	$100,770	$107,000	$102,363
Average net assets (000)	$173,140	$114,947	$124,866	$100,055	$67,736
Ratios to average net assets(d):
Expenses	1.33%	1.41%	1.43%	1.44%	1.66%	(e)
Net investment income	.76%	.73%	1.38%	.49%	.37%
Portfolio turnover rate	62%	63%	83%	68%	109%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes dividend expense and broker fees and expenses on short sales of .10% for the year ended November 30, 2009.

See Notes to Financial Statements.

34

Class B Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.20	$9.99	$11.99	$11.09	$5.81
Income (loss) from investment operations:
Net investment income (loss)	.01	- (b)	.08	(.02)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.06	2.31	(1.39)	.92	5.30
Total from investment operations	4.07	2.31	(1.31)	.90	5.28
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.10)	-	-	-
Distributions from net realized gains	(.34)	-	(.69)	-	-
Total dividends and distributions	(.36)	(.10)	(.69)	-	-
Net asset value, end of year	$15.91	$12.20	$9.99	$11.99	$11.09
Total Return(c):	34.22%	23.40%	(11.92)%	8.12%	90.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,998	$9,205	$8,067	$9,863	$10,599
Average net assets (000)	$12,433	$8,579	$10,502	$10,132	$7,859
Ratios to average net assets(d):
Expenses	2.03%	2.11%	2.13%	2.14%	2.36%	(e)
Net investment income (loss)	.04%	.02%	.70%	(.21)%	(.24)%
Portfolio turnover rate	62%	63%	83%	68%	109%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes dividend expense and broker fees and expenses on short sales of .10% for the year ended November 30, 2009.

See Notes to Financial Statements.

Prudential Financial Services Fund	35

Financial Highlights

continued

Class C Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.20	$9.99	$11.99	$11.09	$5.81
Income (loss) from investment operations:
Net investment income (loss)	.01	- (b)	.08	(.03)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.06	2.31	(1.39)	.93	5.31
Total from investment operations	4.07	2.31	(1.31)	.90	5.28
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.10)	-	-	-
Distributions from net realized gains	(.34)	-	(.69)	-	-
Total dividends and distributions	(.36)	(.10)	(.69)	-	-
Net asset value, end of year	$15.91	$12.20	$9.99	$11.99	$11.09
Total Return(c):	34.22%	23.40%	(11.92)%	8.12%	90.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,635	$29,703	$25,697	$25,408	$27,151
Average net assets (000)	$43,393	$28,075	$31,164	$26,326	$16,910
Ratios to average net assets(d):
Expenses	2.03%	2.11%	2.13%	2.14%	2.36%	(e)
Net investment income (loss)	.04%	.03%	.71%	(.23)%	(.35)%
Portfolio turnover rate	62%	63%	83%	68%	109%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes dividend expense and broker fees and expenses on short sales of .10% for the year ended November 30, 2009.

See Notes to Financial Statements.

36

Class R Shares
	Year Ended November 30,	February 3, 2012(a) through November 30,
	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$13.23	$12.24
Income (loss) from investment operations:
Net investment income (loss)	.05	-	(h)
Net realized and unrealized gain on investment and foreign currency transactions	4.45	.99
Total from investment operations	4.50	.99
Less Dividends and Distributions:
Dividends from net investment income	(.07)	-
Distributions from net realized gains	(.34)	-
Total dividends and distributions	(.41)	-
Net asset value, end of period	$17.32	$13.23
Total Return(c):	34.92%	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,789	$224
Average net assets (000)	$1,238	$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.53%	1.61%	(f)
Expenses before waivers and/or expense reimbursement	1.78%	1.86%
Net investment income (loss)	.30%	(.02)%	(f)
Portfolio turnover rate	62%	63%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through March 31, 2015.

(f) Annualized.

(g) Not annualized.

(h) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Financial Services Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.58	$11.13	$13.20	$12.08	$6.30
Income (loss) from investment operations:
Net investment income	.17	.13	.24	.10	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.51	2.53	(1.57)	1.02	5.76
Total from investment operations	4.68	2.66	(1.33)	1.12	5.82
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.21)	(.05)	-	(.04)
Distributions from net realized gains	(.34)	-	(.69)	-	-
Tax return of capital contributions	-	-	-	-	-	(b)
Total dividends and distributions	(.47)	(.21)	(.74)	-	(.04)
Net asset value, end of year	$17.79	$13.58	$11.13	$13.20	$12.08
Total Return(c):	35.50%	24.57%	(10.98)%	9.27%	92.54%

Ratios/Supplemental Data:
Net assets, end of year (000)	$114,754	$55,071	$24,313	$21,925	$19,065
Average net assets (000)	$88,911	$40,829	$32,896	$19,814	$11,837
Ratios to average net assets(d):
Expenses	1.03%	1.11%	1.13%	1.14%	1.36%	(e)
Net investment income	1.05%	1.04%	1.78%	.81%	.58%
Portfolio turnover rate	62%	63%	83%	68%	109%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes dividend expense and broker fees and expenses on short sales of .10% for the year ended November 30, 2009.

See Notes to Financial Statements.

38

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Financial Services Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2014

Prudential Financial Services Fund	39

Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2013, the Fund reports the maximum amount allowed per share but not less than $0.22 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2013, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Financial Services Fund	78.35%	19.24%

For the year ended November 30, 2013, the Fund made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Portfolio in accordance with Section 853 of the Internal Revenue Code of the following amounts: $592,813 foreign tax credit from recognized foreign source income of $5,344,407.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar 2013.

40

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 66

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).

None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 66

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 66

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Financial Services Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 66

Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 66

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 66

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 66	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 66

Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).

Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 66

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 66

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 66

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 66

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

Prudential Financial Services Fund

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since 2012
Deborah A. Docs (56) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2004
Jonathan D. Shain (55) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2005
Claudia DiGiacomo (39) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since 2005
Andrew R. French (52) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer

Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.

Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Financial Services Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Financial Services Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Financial Services Fund is a series of Prudential Sector Funds, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board as of September 1, 2013.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also considered the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadviser was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadviser, as well as the fact that PI compensates the subadviser out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Financial Services Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board concluded that, in light of the Fund’s strong performance against its benchmark index and its Peer Universe, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company, LLP	280 Congress Street Boston, MA 02210

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403

MF188E    0256245-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT • NOVEMBER 30, 2013

Fund Type

Sector Stock

Objective

Long-term capital appreciation

Note:

The Fund is generally closed to new investors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

January 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Health Sciences Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Health Sciences Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	47.53%	237.54%	389.48%	—
Class B	46.53	225.95	355.62	—
Class C	46.50	225.88	355.56	—
Class R	47.19	N/A	N/A	66.16% (2/3/12)
Class X	47.59	239.57	N/A	194.88 (11/25/05)
Class Z	47.95	242.53	403.40	—
S&P 1500 Health Care Index	41.00	153.71	144.57	—
S&P Composite 1500 Index	30.94	130.15	116.00	—
Lipper Health/Biotechnology Funds Avg.	46.04	191.68	207.61	—

Average Annual Total Returns (With Sales Charges) as of 12/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	47.31%	25.22%	16.38%	—
Class B	49.77	25.68	16.21	—
Class C	53.80	25.75	16.21	—
Class R	55.52	N/A	N/A	33.37% (2/3/12)
Class X	49.92	26.56	N/A	14.88 (11/25/05)
Class Z	56.32	27.01	17.37	—
S&P 1500 Health Care Index	42.19	19.06	8.88	—
S&P Composite 1500 Index	32.80	18.38	7.77	—
Lipper Health/Biotechnology Funds Avg.	48.85	22.30	11.37	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	39.41%	26.11%	16.55%	—
Class B	41.53	26.58	16.38	—
Class C	45.50	26.65	16.37	—
Class R	47.19	N/A	N/A	32.05% (2/3/12)
Class X	41.59	27.47	N/A	14.44 (11/25/05)
Class Z	47.95	27.92	17.54	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	47.53%	27.55%	17.21%	—
Class B	46.53	26.66	16.38	—
Class C	46.50	26.65	16.37	—
Class R	47.19	N/A	N/A	32.05% (2/3/12)
Class X	47.59	27.70	N/A	14.44 (11/25/05)
Class Z	47.95	27.92	17.54	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2003) and the account values at the end of the current fiscal year (November 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable

Prudential Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class X	Class Z
Maximum initial sales charges	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	6% (Yr. 1) 5% (Yr. 2) 4% (Yr. 3) 4% (Yr. 4) 3% (Yr. 5) 2% (Yr. 6) 2% (Yr. 7) 1% (Yr. 8) 0% (Yr. 9) 0% (Yr. 10)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	1%	None

Class X shares are closed to new investors. Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments funds.

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Benchmark Definitions

S&P 1500 Health Care Index

The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P Composite 1500 Index. S&P 1500 Health Care Index Closest Month-End to Inception cumulative total returns as of 11/30/13 are 61.24% for Class R and 115.45% for Class X. S&P 1500 Health Care Index Closest Month-End to Inception average annual total return as of 12/31/13 is 28.82% for Class R and 10.07% for Class X.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total returns as of 11/30/13 are 43.66% for Class R and 74.60% for Class X. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/13 is 22.39% for Class R and 7.47% for Class X.

Lipper Health/Biotechnology Funds Average

The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. Lipper Average Closest Month-End to Inception cumulative total returns as of 11/30/13 are 65.42% for Class R and 139.78% for Class X. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/13 is 30.93% for Class R and 11.44% for Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/13
BioMarin Pharmaceutical, Inc., Biotechnology	5.7%
Gilead Sciences, Inc., Biotechnology	5.0
Vertex Pharmaceuticals, Inc., Biotechnology	4.6
Alexion Pharmaceuticals, Inc., Biotechnology	4.1
Celldex Therapeutics, Inc., Biotechnology	3.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/13
Biotechnology	45.5%
Pharmaceuticals	22.8
Healthcare Providers & Services	16.9
Healthcare Equipment & Supplies	4.0
Life Sciences Tools & Services	3.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Health Sciences Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class A shares climbed 47.53% in the 12-months ended November 30, 2013, outperforming the 41.00% return of the S&P 1500 Health Care Index (the Index) and the 46.04% return of the Lipper Health/Biotechnology Funds Average.

In the Index, every sector posted double-digit gains, with biotechnology advancing the most (more than 70.0%), and healthcare equipment and supplies the least (28.0%). In the Fund, holdings in life sciences tools and services, pharmaceuticals, and biotechnology made the biggest gains, with biotechnology positions contributing most to return. The Fund’s healthcare technology holdings lost ground and detracted from return.

What was the market environment?

The U.S. equity market advanced strongly in the 12-months ended November 30, 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed, but to levels sufficiently expansionary to give investors conviction that global gross domestic product (GDP), although moderating, remained solid. Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

Which holdings made the largest positive contributions to the Fund’s return?

Biotechnology holdings were key contributors to the Fund’s strong returns.

•

The Food and Drug Administration (FDA) approved Isis Pharmaceuticals’ Kynamro, which treats homozygous familial hypercholesterolemia, a rare inherited disorder that causes extremely high cholesterol levels and heart attacks. Kynamro uses a technology known as antisense that can shut off specific genes that cause disease. The Isis pipeline includes a promising triglyceride-lowering agent, APOCIII-Rx.

•

Since its approval in early 2013, Biogen Idec’s Tecfidera has become the leading oral multiple sclerosis (MS) treatment in America. The drug’s ease of use is supporting broad adoption and could sustain market leadership. Tecfidera may also have applications in other neurodegenerative diseases such as ALS and Parkinson’s.

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•

Alnylam Pharmaceuticals develops drugs that target and “knock down,” or silence, messenger RNA, thereby preventing the production of disease-causing proteins. Using this “breakthrough” RNA-interference approach, Alnylam has several drugs in various stages of development, including one for transthyretin-mediated amyloidosis, a condition in which abnormal amyloid proteins damage body organs and tissue. Alnylam is also developing treatments for hypercholesterolemia (an inherited condition that results in high levels of total cholesterol and low-density lipoprotein cholesterol), hemophilia and other rare bleeding disorders.

Please see “Comments on Largest Holdings” below for discussion of other significant biotechnology contributors Celldex Therapeutics, Vertex Pharmaceuticals, Gilead Sciences, and BioMarin Pharmaceutical.

In pharmaceuticals:

•

Bristol-Myers Squibb’s gain reflected positive sentiment about the company’s oncology active immune therapy pipeline. Active immune therapy, which leverages a patient’s own immune system, could result in more durable responses to cancers. Some analysts project that immunotherapy will become the backbone of cancer treatment protocols in the next decade. With an 18-month research lead on its closest competitor, Bristol-Myers could gain a first-mover advantage with nivolumab, which is being evaluated for the treatment of melanoma, as well as lung and renal cancer.

Which holdings detracted most from the Fund’s return?

Biotechnology holdings were key detractors from performance.

•

Amarin fell on news that an FDA review panel decided against expanding the indication for its Vascepa, which reduces both triglyceride and LDL-C (or “bad cholesterol”) levels in patients with high and very high triglyceride levels, to mixed dyslipidemia. Vascepa is approved for treating severe triglyceride levels, but the larger commercial opportunity was thought to be in mixed dyslipidemia, which affects 10 times as many people as the approved indication.

•	Ariad Pharmaceuticals declined on cardiovascular safety issues related to its marketed product Iclusig, a treatment for chronic myeloid leukemia.

•	Synta Pharmaceuticals fell on Phase II trial data that suggest erosion in the progression-free and overall survival benefits of drug candidate ganetespib in non-small-cell lung carcinoma patients.

Prudential Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

•	ChemoCentryx was hurt by disappointing data from a Phase III study of Vercirnon in Crohn’s disease.

•

Prosena Holding fell after a Phase III study of drisapersen in the treatment of a subset of patients with the rare neuromuscular disease Duchenne muscular dystrophy showed no statistically significant improvement.

Jennison eliminated the Fund’s positions in Amarin, Ariad, ChemoCentryx, and Prosena.

Were there significant changes to the portfolio?

In the 12-months ended November 30, 2013, Jennison trimmed the Fund’s overweight in biotechnology, which remains significant, and increased its weight in healthcare providers and services. New positions were established in companies such as Roche, Incyte, Merck, and Perrigo. Positions in companies such as Medivation and Express Scripts were eliminated.

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Comments on Largest Holdings

5.7%	BioMarin Pharmaceutical, Inc., Biotechnology

BioMarin Pharmaceutical’s product pipeline includes Vimizim for Morquio A syndrome, an enzyme-deficiency disorder designated an “orphan disease” by the FDA. The designation grants exclusive marketing rights for seven years to drugs that treat rare diseases. Jennison believes sales of Vimizim could eventually total hundreds of millions of dollars, as drugs for treating orphan diseases often command high prices.

5.0%	Gilead Sciences, Inc., Biotechnology

Gilead Sciences is the world’s largest maker of AIDS drugs and a front runner in the race to develop an all-oral hepatitis C (HCV) treatment that could greatly expand the HCV market because of shorter-term treatment periods, easier use, and fewer side effects (current treatments often include injected interferon, which is associated with severe fatigue and badly tolerated by many patients). The company’s oncology pipeline is also promising.

4.6%	Vertex Pharmaceuticals, Inc., Biotechnology

Vertex Pharmaceuticals’ Kalydeco, the first medicine to treat the underlying cause of cystic fibrosis (CF), has been approved for people with a specific mutation in the CF transmembrane conductance regulator (CFTR) gene. Data from an ongoing Phase II study of Kalydeco and another Vertex drug suggest efficacy in a much larger patient population, which could result in a significant expansion of VRTX’s CF market. The FDA has granted the combination therapies a “Breakthrough Therapy Designation,” which considerably shortens the timeframe of trials.

4.1%	Alexion Pharmaceuticals, Inc., Biotechnology

Alexion Pharmaceuticals’ lead product, Soliris, treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria, or PNH, and atypical hemolytic uremic syndrome, or aHUS. The company is aggressively pursuing label expansion opportunities in other autoimmune and inflammatory disease settings.

3.9%	Celldex Therapeutics, Inc., Biotechnology

One of Celldex Therapeutics’ pipeline drugs, CDX-1127, is an immunostimulatory agent that activates immune system cells to produce antibodies that attack cancer cells. It could complement potential “breakthrough” anti-PD-1 cancer immunotherapies, which release a brake on immune system cells, freeing them to target cancer. The company’s rindopepimut is a novel anticancer vaccine for glioblastoma, the most common and aggressive malignant primary brain tumor. Other Celldex drugs in development include CDX-011 (breast cancer) and CDX-1135 (dense deposit disease, a rare, progressive kidney disease).

Prudential Jennison Health Sciences Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2013, at the beginning of the period, and held through the six-month period ended November 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in

10	Visit our website at www.prudentialfunds.com

amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,174.90	1.18%	$6.43
	Hypothetical	$1,000.00	$1,019.15	1.18%	$5.97

Class B	Actual	$1,000.00	$1,171.00	1.88%	$10.23
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class C	Actual	$1,000.00	$1,171.10	1.88%	$10.23
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class R	Actual	$1,000.00	$1,173.40	1.38%	$7.52
	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98

Class X	Actual	$1,000.00	$1,175.10	1.13%	$6.16
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72

Class Z	Actual	$1,000.00	$1,176.60	0.88%	$4.80
	Hypothetical	$1,000.00	$1,020.66	0.88%	$4.46

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2013, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Health Sciences Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.18%	1.18%
B	1.88	1.88
C	1.88	1.88
R	1.63	1.38
X	1.88	1.13
Z	0.88	0.88

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of November 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 94.0%
COMMON STOCKS 93.2%

Biotechnology 45.2%
889,900	ACADIA Pharmaceuticals, Inc.*(a)	$20,725,771
49,316	Acceleron Pharma, Inc.*	1,073,609
123,489	Agios Pharmaceuticals, Inc.*(a)	2,167,232
713,145	Alexion Pharmaceuticals, Inc.*	88,786,553
757,583	Alnylam Pharmaceuticals, Inc.*(a)	46,364,080
317,900	BioCryst Pharmaceuticals, Inc.*(a)	2,050,455
246,945	Biogen Idec, Inc.*	71,853,587
1,752,708	BioMarin Pharmaceutical, Inc.*	123,355,589
441,112	Bluebird Bio, Inc.*(a)	9,007,507
112,847	Celgene Corp.*	18,255,259
3,007,670	Celldex Therapeutics, Inc.*(a)	83,492,919
164,567	Chimerix, Inc.*	2,636,363
595,529	Conatus Pharmaceuticals, Inc.*(a)	3,799,475
1,508,746	Exelixis, Inc.*(a)	8,795,989
1,681,393	Fibrocell Science, Inc.*	6,893,711
1,455,373	Gilead Sciences, Inc.*	108,876,454
1,607,959	Incyte Corp Ltd.*(a)	74,930,889
1,444,868	Isis Pharmaceuticals, Inc.*(a)	56,003,084
176,918	KYTHERA Biopharmaceuticals, Inc.*(a)	6,896,264
87,988	MacroGenics, Inc.*	2,329,042
3,798,562	Merrimack Pharmaceuticals, Inc.*(a)	14,966,334
459,488	OvaScience, Inc., Reg. D PIPE*(b)	4,397,300
634,971	Portola Pharmaceuticals, Inc.*(a)	15,874,275
342,774	Prothena Corp. PLC (Ireland)*(a)	9,676,510
203,390	PTC Therapeutics, Inc.*(a)	3,187,121
458,333	PTC Therapeutics, Inc. Private Placement, Series 4 (original cost $5,499,996; purchased 03/07/13)*(b)(c)	7,146,168
559,666	Puma Biotechnology, Inc.*(a)	27,865,770
465,742	QLT, Inc. (Canada)(a)	2,598,840
319,659	Regulus Therapeutics, Inc.*	2,010,655
1,080,655	Sangamo Biosciences, Inc.*(a)	13,194,798
2,599,873	Synta Pharmaceuticals Corp.*(a)	13,181,356
597,605	Targacept, Inc.*	3,436,229
641,015	Tetraphase Pharmaceuticals, Inc.*	7,538,336
404,922	TG Therapeutics, Inc.*(a)	1,785,706
444,512	Verastem, Inc.*(a)	4,702,937
1,436,140	Vertex Pharmaceuticals, Inc.*	99,696,839
1,501,767	ZIOPHARM Oncology, Inc.*(a)	6,277,386

		975,830,392

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 3.9%
910,180	Derma Sciences, Inc.*(a)(b)	$10,558,088
1,777,085	GenMark Diagnostics, Inc.*(a)	21,147,312
1,559,932	InspireMD, Inc. (United Kingdom)*(a)	4,430,207
891,020	Novadaq Technologies, Inc. (Canada)*(a)	14,835,483
6,695,452	PW Medtech Group Ltd. 144A (China)	3,109,122
386,388	St. Jude Medical, Inc.	22,572,787
64,996	Tandem Diabetes Care, Inc.*	1,430,562
170,454	TearLab Corp.*(a)	1,597,154
202,999	Tornier NV (Netherlands)*	3,672,252

		83,352,967

Healthcare Providers & Services 16.9%
531,869	Acadia Healthcare Co., Inc.*(a)	24,572,348
629,699	Aetna, Inc.	43,405,152
505,251	Centene Corp.*	30,178,642
484,068	Cigna Corp.	42,331,747
215,138	Envision Healthcare Holdings, Inc.*	6,372,388
1,356,472	HCA Holdings, Inc.	62,967,430
1,865,274	Healthways, Inc.*(a)	26,132,489
130,629	McKesson Corp.	21,670,045
332,569	Molina Healthcare, Inc.*	11,174,318
197,300	Premier, Inc.*	6,493,143
723,398	UnitedHealth Group, Inc.	53,878,683
434,385	Universal Health Services, Inc. (Class B Stock)	35,806,356

		364,982,741

Healthcare Technology 0.3%
472,901	Allscripts Healthcare Solutions, Inc.*	7,065,141

Internet Software & Services 0.7%
390,508	WebMD Health Corp.*(a)	15,100,944

Life Sciences Tools & Services 3.8%
506,914	Bruker Corp.*	9,803,717
669,117	Fluidigm Corp.*	21,264,538
332,596	Illumina, Inc.*(a)	32,594,408
57,259	Quintiles Transnational Holdings, Inc.*	2,473,016
471,748	WuXi PharmaTech Cayman, Inc. (China), ADR*	15,629,011

		81,764,690

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 22.4%
167,495	Actavis PLC*	$27,313,410
229,246	Aerie Pharmaceuticals, Inc.*	2,579,018
325,831	Allergan, Inc.	31,621,899
294,621	Aratana Therapeutics, Inc.*(a)	5,833,496
1,559,811	Bristol-Myers Squibb Co.	80,143,089
31,451,227	CFR Pharmaceuticals SA (Chile)(b)	7,085,937
726,966	CFR Pharmaceuticals SA, ADR, 144A (Chile)*(b)	16,421,798
1,814,010	Corcept Therapeutics, Inc.*(a)	3,900,122
871,797	Medicines Co. (The)*	31,916,488
857,725	Merck & Co., Inc.	42,740,437
499,989	Mylan, Inc.*	22,064,515
95,707	Novo Nordisk A/S (Denmark), ADR	17,105,712
629,041	Pacira Pharmaceuticals, Inc.*(a)	34,716,773
251,797	Perrigo Co.	39,252,634
751,287	Pfizer, Inc.	23,838,337
1,055,702	Repros Therapeutics, Inc.*(a)	18,105,289
235,943	Roche Holding AG (Switzerland)	65,810,411
208,595	Sagent Pharmaceuticals, Inc.*	4,737,192
433,254	XenoPort, Inc.*(a)	2,313,576
236,789	Zoetis, Inc.	7,375,977

		484,876,110

	TOTAL COMMON STOCKS (cost $1,200,608,990)	2,012,972,985

PREFERRED STOCKS 0.8%

Biotechnology 0.3%
1,336,029	Ultragenyx Pharmaceutical, Inc., Private Placement, Series B (original cost $3,699,999; purchased 12/19/12)*(b)(c)	6,490,995

Healthcare Equipment & Supplies 0.1%
4,084,064	ControlRad Systems, Inc., Private Placement, Reg. D, Series A (original cost $2,400,000; purchased 08/31/12)*(b)(c)	3,403,308

Pharmaceuticals 0.4%
2,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B (original cost $4,004,000; purchased 08/11/08)*(b)(c)	4,358,152
1,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B-1 (original cost $2,184,000; purchased 02/08/11 - 07/27/11)*(b)(c)	2,377,174

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2013 continued

Shares	Description	Value (Note 1)
PREFERRED STOCKS (Continued)

Pharmaceuticals (cont’d.)
508,633	Eagle Pharmaceuticals, Inc., Private Placement, Series C (original cost $925,712; purchased 04/11/13)*(b)(c)	$1,007,590

		7,742,916

	TOTAL PREFERRED STOCKS (cost $13,213,711)	17,637,219

Units
WARRANTS*

Biotechnology
77,140	OncoGenex Pharmaceutical, Inc., expiring 10/19/15, Private Placement (original cost $0; purchased 10/19/10)(b)(c)	119

Healthcare Equipment & Supplies
342,500	Derma Sciences, Inc., expiring 06/23/16, Private Placement (original cost $47,950; purchased 06/17/11)(c)	710,630
787,690	SANUWAVE Health, Inc., expiring 04/08/16, Private Placement (original cost $0; purchased 04/08/11)(b)(c)	282

		710,912

Pharmaceuticals
87,877	Eagle Pharmaceuticals, Inc., expiring 08/01/19, Private Placement (original cost $0; purchased 04/11/13 - 07/23/13)(b)(c)	—

	TOTAL WARRANTS (cost $47,950)	711,031

	TOTAL LONG-TERM INVESTMENTS (cost $1,213,870,651)	2,031,321,235

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 23.2%

AFFILIATED MONEY MARKET MUTUAL FUND
500,462,399	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $500,462,399; includes $369,462,638 of cash collateral for securities on loan) (Note 3)(d)(e)	$500,462,399

	TOTAL INVESTMENTS 117.2% (cost $1,714,333,050; Note 5)	2,531,783,634
	Liabilities in excess of other assets (17.2%)	(371,894,886)

	NET ASSETS 100.0%	$2,159,888,748

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

PIPE—Private Investment in Public Entity

Reg. D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $359,868,647; cash collateral of $369,462,638 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Indicates a security or securities that have been deemed illiquid.
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $18,761,657. The aggregate value, $25,494,418, is approximately 1.2% of net assets.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2013 continued

The following is a summary of the inputs used as of November 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,932,509,984	$73,316,833	$7,146,168
Preferred Stocks	—	—	17,637,219
Warrants	—	—	711,031
Affiliated Money Market Mutual Fund	500,462,399	—	—

Total	$2,432,972,383	$73,316,833	$25,494,418

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Convertible Bond
Balance as of 11/30/12	$—	$9,618,626	$687,052	$944,493
Realized gain (loss)	—	—	(214,803)	(289)
Change in unrealized appreciation (depreciation)*	1,646,172	3,392,882	238,782	(55,950)
Purchases	5,499,996	4,625,711	—	—
Sales	—	—	—	(888,254)
Accrued discount/premium	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 11/30/13	$7,146,168	$17,637,219	$711,031	$—

*	Of which, $5,065,703 was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Included in the table, under Level 3 securities, are preferred stocks and a common stock that were fair valued using the original cost adjusted for daily changes in indices deemed directly or indirectly correlated to the security. These securities were private placements and therefore valued using significant unobservable inputs. For certain warrants received in a private placement offering, the valuation was based on the Black Scholes method with adjustment to the volatility factor which is deemed to be a significant unobservable input.

See Notes to Financial Statements.

18

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2013 was as follows:

Biotechnology	45.5%
Affiliated Money Market Mutual Fund (including 17.1% of collateral received for securities on loan)	23.2
Pharmaceuticals	22.8
Healthcare Providers & Services	16.9
Healthcare Equipment & Supplies	4.0
Life Sciences Tools & Services	3.8%
Internet Software & Services	0.7
Healthcare Technology	0.3

117.2
Liabilities in excess of other assets	(17.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$711,031	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$(214,803)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants**
Equity contracts	$238,782

**	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Statement of Assets & Liabilities

as of November 30, 2013

Assets
Investments at value, including securities on loan of $359,868,647:
Unaffiliated Investments (cost $1,213,870,651)	$2,031,321,235
Affiliated Investments (cost $500,462,399)	500,462,399
Cash	211
Receivable for investments sold	10,599,741
Receivable for Fund shares sold	1,950,038
Tax reclaim receivable	1,590,147
Dividends and interest receivable	609,275
Prepaid expenses	17,885

Total assets	2,546,550,931

Liabilities
Payable to broker for collateral for securities on loan	369,462,638
Payable for investments purchased	12,229,415
Payable for Fund shares reacquired	2,722,996
Management fee payable	1,225,777
Distribution fee payable	502,942
Accrued expenses	483,940
Affiliated transfer agent fee payable	34,475

Total liabilities	386,662,183

Net Assets	$2,159,888,748

Net assets were comprised of:
Common stock, at par	$516,515
Paid-in capital in excess of par	1,178,803,132

1,179,319,647
Accumulated net investment loss	(3,511,666)
Accumulated net realized gain on investment and foreign currency transactions	166,630,183
Net unrealized appreciation on investments and foreign currencies	817,450,584

Net assets, November 30, 2013	$2,159,888,748

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share
($1,110,998,705 ÷ 26,459,298 shares of common stock issued and outstanding)	$41.99
Maximum sales charge (5.50% of offering price)	2.44

Maximum offering price to public	$44.43

Class B
Net asset value, offering price and redemption price per share
($54,594,587 ÷ 1,498,602 shares of common stock issued and outstanding)	$36.43

Class C
Net asset value, offering price and redemption price per share
($249,263,383 ÷ 6,844,220 shares of common stock issued and outstanding)	$36.42

Class R
Net asset value, offering price and redemption price per share
($6,983,988 ÷ 166,980 shares of common stock issued and outstanding)	$41.83

Class X
Net asset value, offering price and redemption price per share
($70,453 ÷ 1,797.64 shares of common stock issued and outstanding)	$39.19

Class Z
Net asset value, offering price and redemption price per share
($737,977,632 ÷ 16,680,648 shares of common stock issued and outstanding)	$44.24

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Statement of Operations

Year Ended November 30, 2013

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $119,609)	$8,987,390
Affiliated income from securities loaned, net	1,364,151
Affiliated dividend income	142,341
Interest income	19,548

Total income	10,513,430

Expenses
Management fee	12,497,587
Distribution fee—Class A	2,707,422
Distribution fee—Class B	504,606
Distribution fee—Class C	2,162,693
Distribution fee—Class R	19,363
Distribution fee—Class X	332
Transfer agent's fees and expenses (including affiliated expense of $361,000) (Note 3)	1,871,000
Custodian’s fees and expenses	238,000
Registration fees	165,000
Shareholders’ reports	148,000
Legal fees and expenses	42,000
Directors’ fees	38,000
Insurance	24,000
Audit fee	22,000
Miscellaneous	21,382

Total expenses	20,461,385

Net investment loss	(9,947,955)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	187,756,676
Foreign currency transactions	(49,947)

187,706,729

Net change in unrealized appreciation (depreciation) on investments	470,438,812

Net gain on investment and foreign currency transactions	658,145,541

Net Increase In Net Assets Resulting From Operations	$648,197,586

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(9,947,955)	$(6,854,615)
Net realized gain on investment and foreign currency transactions	187,706,729	135,300,336
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	470,438,812	120,916,621

Net increase in net assets resulting from operations	648,197,586	249,362,342

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(984,113)	—
Class B	(71,246)	—
Class C	(290,873)	—
Class R	(2,145)	—
Class X	(299)	—
Class Z	(475,292)	—

	(1,823,968)	—

Distributions from net realized gains
Class A	(72,835,074)	(15,665,179)
Class B	(5,275,755)	(1,960,208)
Class C	(21,539,129)	(5,025,449)
Class L	—	(42,567)
Class R	(158,822)	—
Class M	—	(6,360)
Class X	(22,115)	(11,455)
Class Z	(35,195,293)	(7,375,096)

	(135,026,188)	(30,086,314)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	658,904,920	561,305,393
Net asset value of shares issued in reinvestment of dividends	118,428,663	25,826,021
Cost of shares reacquired	(400,618,495)	(297,877,117)

Net increase in net assets from Fund share transactions	376,715,088	289,254,297

Capital Contributions (Note 2)
Class X	—	13

Total increase	888,062,518	508,530,338

Net Assets:
Beginning of year	1,271,826,230	763,295,892

End of year	$2,159,888,748	$1,271,826,230

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company presently consists of three Portfolios: Prudential Financial Services Fund, Prudential Jennison Utility Fund, and Prudential Jennison Health Sciences Fund. The financial statements relate to Prudential Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

24

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison Health Sciences Fund	25

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale (restricted securities, sometimes referred to Private Placements) cannot be resold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

26

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement date of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Warrants: The Fund holds warrants acquired either through a direct purchase, included as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially,

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

28

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .73% for the year ended November 30, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund also has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), pursuant to which PAD, along with PIMS serves as co-distributor of the Fund’s Class X shares. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, R and X Plans”), regardless of expenses actually incurred by PIMS and PAD. The distribution fees are accrued daily and paid monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2015.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it received $442,050 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2013, it received $2,694, $122,513, and $16,900 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2013, PIM has been compensated approximately $407,474 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2013 were $1,031,369,517 and $866,191,576, respectively.

30

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2013, the adjustments were to decrease accumulated net investment loss by $18,543,361, decrease accumulated net realized gain on investment and foreign currency transactions by $20,317,674 and increase paid-in capital in excess of par by $1,774,313 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, net operating loss, reclassification of distributions and redemptions utilized as distributions for tax purposes. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2013, the tax character of distributions paid by the Fund were $39,643,318 of ordinary income and $97,206,838 of long-term capital gains. For the year ended November 30, 2012, the tax character of distributions paid by the Fund were $495,639 of ordinary income and $29,590,675 of long-term capital gains.

As of November 30, 2013, the accumulated undistributed earnings on a tax basis were $27,637,078 of ordinary income and $139,047,273 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,717,898,881	$847,080,260	$(33,195,507)	$813,884,753

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months from the date of purchase without a front-end sales charge. Class X shares are not subject to a sales charge, but are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first eight years after purchase. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments Funds. Class R and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. On or about the close of business on June 29, 2012, the Fund was closed to new investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 315 million shares of $.01 par value per share common stock authorized which consist of 88 million shares of Class A common stock, 25 million shares of

32

Class B common stock, 50 million shares of Class C common stock, 1 million shares of Class M common stock, 75 million shares of Class R common stock, 1 million shares of Class X common stock, and 75 million shares of Class Z common stock. As of November 30, 2013, PI owned 397 Class R shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2013:
Shares sold	8,201,556	$287,680,212
Shares issued in reinvestment of dividends and distributions	2,418,349	67,616,532
Shares reacquired	(5,895,721)	(206,765,493)

Net increase (decrease) in shares outstanding before conversion	4,724,184	148,531,251
Shares issued upon conversion from Class B, Class C, Class X and Class Z	286,428	9,841,650
Shares reacquired upon conversion into Class Z	(106,793)	(3,776,542)

Net increase (decrease) in shares outstanding	4,903,819	$154,596,359

Year ended November 30, 2012:
Shares sold	10,103,610	$296,063,222
Shares issued in reinvestment of distributions	578,265	14,375,539
Shares reacquired	(5,423,540)	(163,567,500)

Net increase (decrease) in shares outstanding before conversion	5,258,335	146,871,261
Shares issued upon conversion from Class B, L, M, X and Z	708,606	20,995,519
Shares reacquired upon conversion into Class Z	(53,839)	(1,660,115)

Net increase (decrease) in shares outstanding	5,913,102	$166,206,665

Class B
Year ended November 30, 2013:
Shares sold	186,144	$5,428,683
Shares issued in reinvestment of dividends and distributions	184,284	4,500,212
Shares reacquired	(251,947)	(7,856,770)

Net increase (decrease) in shares outstanding before conversion	118,481	2,072,125
Shares reacquired upon conversion into Class A	(265,199)	(7,844,361)

Net increase (decrease) in shares outstanding	(146,718)	$(5,772,236)

Year ended November 30, 2012:
Shares sold	588,321	$15,214,426
Shares issued in reinvestment of distributions	66,128	1,468,712
Shares reacquired	(246,309)	(6,405,385)

Net increase (decrease) in shares outstanding before conversion	408,140	10,277,753
Shares reacquired upon conversion into Class A	(720,261)	(18,952,397)

Net increase (decrease) in shares outstanding	(312,121)	$(8,674,644)

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2013:
Shares sold	599,904	$17,319,980
Shares issued in reinvestment of dividends and distributions	706,357	17,242,181
Shares reacquired	(865,322)	(26,244,056)

Net increase (decrease) in shares outstanding before conversion	440,939	8,318,105
Shares reacquired upon conversion into Class A and Class Z	(49,514)	(1,539,156)

Net increase (decrease) in shares outstanding	391,425	$6,778,949

Year ended November 30, 2012:
Shares sold	2,137,744	$55,270,970
Shares issued in reinvestment of distributions	172,510	3,831,450
Shares reacquired	(845,438)	(22,284,276)

Net increase (decrease) in shares outstanding before conversion	1,464,816	36,818,144
Shares reacquired upon conversion into Class Z	(30,144)	(849,292)

Net increase (decrease) in shares outstanding	1,434,672	$35,968,852

Class L
Period ended August 24, 2012*:
Shares sold	794	$22,107
Shares issued in reinvestment of distributions	1,698	41,736
Shares reacquired	(5,452)	(152,169)

Net increase (decrease) in shares outstanding before conversion	(2,960)	(88,326)
Shares reacquired upon conversion into Class A	(39,545)	(1,229,170)

Net increase (decrease) in shares outstanding	(42,505)	$(1,317,496)

Class M
Period ended April 13, 2012**:
Shares issued in reinvestment of distributions	276	$6,247
Shares reacquired	(144)	(3,738)

Net increase (decrease) in shares outstanding before conversion	132	2,509
Shares reacquired upon conversion into Class A	(6,483)	(161,455)

Net increase (decrease) in shares outstanding	(6,351)	$(158,946)

Class R
Year ended November 30, 2013:
Shares sold	200,765	$7,209,379
Shares issued in reinvestment of dividends and distributions	5,767	160,967
Shares reacquired	(76,369)	(2,742,640)

Net increase (decrease) in shares outstanding	130,163	$4,627,706

Period ended November 30, 2012***:
Shares sold	49,447	$1,593,558
Shares reacquired	(12,630)	(393,765)

Net increase (decrease) in shares outstanding	36,817	$1,199,793

34

Class X	Shares	Amount
Year ended November 30, 2013:
Shares issued in reinvestment of dividends and distributions	859	$22,414
Shares reacquired	(850)	(26,410)

Net increase (decrease) in shares outstanding before conversion	9	(3,996)
Shares reacquired upon conversion into Class A	(5,131)	(166,275)

Net increase (decrease) in shares outstanding	(5,122)	$(170,271)

Year ended November 30, 2012:
Shares sold	2,620	$72,536
Shares issued in reinvestment of distributions	490	11,455
Shares reacquired	(1,577)	(41,426)

Net increase (decrease) in shares outstanding before conversion	1,533	42,565
Shares reacquired upon conversion into Class A	(6,051)	(166,371)

Net increase (decrease) in shares outstanding	(4,518)	$(123,806)

Class Z
Year ended November 30, 2013:
Shares sold	9,277,606	$341,266,666
Shares issued in reinvestment of dividends and distributions	983,198	28,886,357
Shares reacquired	(4,220,664)	(156,983,126)

Net increase (decrease) in shares outstanding before conversion	6,040,140	213,169,897
Shares issued upon conversion from Class A and Class C	142,120	5,299,323
Shares reacquired upon conversion into Class A	(46,532)	(1,814,639)

Net increase (decrease) in shares outstanding	6,135,728	$216,654,581

Year ended November 30, 2012:
Shares sold	6,281,799	$193,068,574
Shares issued in reinvestment of distributions	235,170	6,090,882
Shares reacquired	(3,398,126)	(105,028,858)

Net increase (decrease) in shares outstanding before conversion	3,118,843	94,130,598
Shares issued upon conversion from Class A and C	77,545	2,509,407
Shares reacquired upon conversion into Class A	(15,812)	(486,126)

Net increase (decrease) in shares outstanding	3,180,576	$96,153,879

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.
***	Commencement of offering was February 3, 2012.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for

Prudential Jennison Health Sciences Fund	35

Notes to Financial Statements

continued

capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended November 30, 2013.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared capital gains distributions on December 13, 2013 to shareholders of record on December 16, 2013. The ex-dividend date was December 17, 2013. The per share amounts declared were as follows:

	Long-Term Capital Gains	Short-Term Capital Gains
Class A, B, C, R, X and Z	$2.6942	$0.5355

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

36

Financial Highlights

Class A Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$31.95	$25.77	$21.77	$18.79	$14.65
Income (loss) from investment operations:
Net investment loss	(.20)	(.17)	(.26)	(.14)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	13.66	7.35	4.26	3.12	4.35
Total from investment operations	13.46	7.18	4.00	2.98	4.28
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-	-	(.14)
Distributions from net realized gains	(3.37)	(1.00)	-	-	-
Total dividends and distributions	(3.42)	(1.00)	-	-	(.14)
Net asset value, end of year	$41.99	$31.95	$25.77	$21.77	$18.79
Total Return(b):	47.48%	28.98%	18.37%	15.86%	29.48%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,110,999	$688,749	$403,047	$330,059	$283,916
Average net assets (000)	$902,504	$595,244	$383,231	$321,876	$256,120
Ratios to average net assets(c):
Expenses	1.18%	1.23%	1.25%	1.27%	1.30%
Net investment loss	(.56)%	(.57)%	(1.06)%	(.67)%	(.43)%
Portfolio turnover rate	54%	47%	54%	55%	40%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$28.36	$23.13	$19.68	$17.11	$13.32
Income (loss) from investment operations:
Net investment loss	(.38)	(.35)	(.39)	(.26)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	11.87	6.58	3.84	2.83	3.96
Total from investment operations	11.49	6.23	3.45	2.57	3.80
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-	-	(.01)
Distributions from net realized gains	(3.37)	(1.00)	-	-	-
Total dividends and distributions	(3.42)	(1.00)	-	-	(.01)
Net asset value, end of year	$36.43	$28.36	$23.13	$19.68	$17.11
Total Return(b):	46.43%	28.14%	17.53%	15.02%	28.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$54,595	$46,656	$45,280	$42,743	$43,057
Average net assets (000)	$50,463	$48,738	$46,069	$43,949	$42,971
Ratios to average net assets(c):
Expenses	1.88%	1.93%	1.95%	1.97%	2.00%
Net investment loss	(1.23)%	(1.31)%	(1.76)%	(1.37)%	(1.05)%
Portfolio turnover rate	54%	47%	54%	55%	40%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$28.35	$23.13	$19.68	$17.10	$13.31
Income (loss) from investment operations:
Net investment loss	(.38)	(.34)	(.39)	(.26)	(.17)
Net realized and unrealized gain on investment and foreign currency transactions	11.87	6.56	3.84	2.84	3.97
Total from investment operations	11.49	6.22	3.45	2.58	3.80
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-	-	(.01)
Distributions from net realized gains	(3.37)	(1.00)	-	-	-
Total dividends and distributions	(3.42)	(1.00)	-	-	(.01)
Net asset value, end of year	$36.42	$28.35	$23.13	$19.68	$17.10
Total Return(b):	46.44%	28.09%	17.53%	15.09%	28.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$249,263	$182,936	$116,060	$93,799	$78,726
Average net assets (000)	$216,277	$159,912	$109,282	$90,766	$71,726
Ratios to average net assets(c):
Expenses	1.88%	1.93%	1.95%	1.97%	2.00%
Net investment loss	(1.24)%	(1.28)%	(1.76)%	(1.37)%	(1.11)%
Portfolio turnover rate	54%	47%	54%	55%	40%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	39

Financial Highlights

continued

Class L Shares
	Period Ended August 24,		Year Ended November 30,
	2012(g)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$25.49		$21.58	$18.66	$14.54	$23.39
Income (loss) from investment operations:
Net investment income (loss)	(.20)		(.31)	(.18)	(.10)	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.79		4.22	3.10	4.31	(7.08)
Total from investment operations	6.59		3.91	2.92	4.21	(6.72)
Less Dividends and Distributions:
Dividends from net investment income	-		-	-	(.09)	-
Distributions from net realized gains	(1.00)		-	-	-	(2.13)
Total dividends and distributions	(1.00)		-	-	(.09)	(2.13)
Net asset value, end of period	$31.08		$25.49	$21.58	$18.66	$14.54
Total Return(b):	26.90%		18.12%	15.65%	29.16%	(31.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,229		$1,083	$1,063	$1,084	$1,035
Average net assets (000)	$1,170		$1,092	$1,110	$1,057	$1,625
Ratios to average net assets(c):
Expenses	1.42%	(d)	1.45%	1.47%	1.50%	1.41%
Net investment income (loss)	(.96)%	(d)	(1.26)%	(.87)%	(.60)%	1.87%
Portfolio turnover rate	47%	(e)(f)	54%	55%	40%	90%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) Calculated as of November 30, 2012.

(g) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

See Notes to Financial Statements.

40

Class M Shares
	Period Ended April 13,		Year Ended November 30,
	2012(h)		2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$23.55		$19.89		$17.15	$13.31	$21.69
Income (loss) from investment operations:
Net investment income (loss)	(.07)		(.23)		(.12)	(.12)	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.28		3.89		2.85	3.97	(6.45)
Total from investment operations	3.21		3.66		2.73	3.85	(6.25)
Less Dividends and Distributions:
Dividends from net investment income	-		-		-	(.01)	-
Distributions from net realized gains	(1.00)		-		-	-	(2.13)
Total dividends and distributions	(1.00)		-		-	(.01)	(2.13)
Capital Contributions (Note 2):	-		-	(b)	.01	- (b)	-
Net asset value, end of period	$25.76		$23.55		$19.89	$17.15	$13.31
Total Return(c):	14.22%		18.40%		15.98%	28.90%	(31.99)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6		$150		$632	$1,472	$2,239
Average net assets (000)	$78		$461		$978	$1,900	$3,857
Ratios to average net assets(d):
Expenses	1.16%	(e)	1.20%		1.22%	1.78%	1.91%
Net investment income (loss)	(.90)%	(e)	(1.00)%		(.62)%	(.81)%	1.12%
Portfolio turnover rate	47%	(f)(g)	54%		55%	40%	90%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Calculated as of November 30, 2012.

(h) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights

continued

Class R Shares
	Year Ended November 30, 2013	February 3, 2012(a) through November 30, 2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$31.90	$28.25
Income (loss) from investment operations:
Net investment loss	(.32)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	13.67	3.70
Total from investment operations	13.35	3.65
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-
Distributions from net realized gains	(3.37)	-
Total dividends and distributions	(3.42)	-
Net asset value, end of year	$41.83	$31.90
Total Return(c):	47.18%	12.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,984	$1,175
Average net assets (000)	$3,873	$371
Ratios to average net assets(d):
Expenses(e)	1.38%	1.48%	(f)
Net investment loss	(.86)%	(.24)%	(f)
Portfolio turnover rate	54%	47%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the year.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through March 31, 2015.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

42

Class X Shares
	Year Ended November 30,
	2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$30.04	$24.27	$20.50		$17.67	$13.75
Income (loss) from investment operations:
Net investment loss	(.11)	(.16)	(.23)		(.12)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	12.68	6.93	4.00		2.94	4.06
Total from investment operations	12.57	6.77	3.77		2.82	4.01
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-		-	(.15)
Distributions from net realized gains	(3.37)	(1.00)	-		-	-
Total dividends and distributions	(3.42)	(1.00)	-		-	(.15)
Capital Contributions (Note 2):	-	- (b)	-	(b)	.01	.06
Net asset value, end of year	$39.19	$30.04	$24.27		$20.50	$17.67
Total Return(c):	47.54%	29.08%	18.39%		16.02%	29.91%

Ratios/Supplemental Data:
Net assets, end of period (000)	$70	$208	$278		$403	$539
Average net assets (000)	$133	$241	$354		$462	$562
Ratios to average net assets(d):
Expenses	1.13%	1.18%	1.20%		1.22%	1.25%
Net investment loss	(.35)%	(.58)%	(1.00)%		(.62)%	(.31)%
Portfolio turnover rate	54%	47%	54%		55%	40%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$33.39	$26.80	$22.58	$19.43	$15.16
Income (loss) from investment operations:
Net investment income (loss)	(.11)	(.08)	(.20)	(.08)	.03
Net realized and unrealized gain on investment and foreign currency transactions	14.38	7.67	4.42	3.23	4.43
Total from investment operations	14.27	7.59	4.22	3.15	4.46
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-	-	(.19)
Distributions from net realized gains	(3.37)	(1.00)	-	-	-
Total dividends and distributions	(3.42)	(1.00)	-	-	(.19)
Net asset value, end of year	$44.24	$33.39	$26.80	$22.58	$19.43
Total Return(b):	47.90%	29.41%	18.69%	16.21%	29.75%

Ratios/Supplemental Data:
Net assets, end of period (000)	$737,978	$352,103	$197,399	$94,836	$100,060
Average net assets (000)	$540,745	$288,971	$142,684	$111,740	$148,563
Ratios to average net assets(c):
Expenses	.88%	.93%	.95%	.97%	1.00%
Net investment income (loss)	(.29)%	(.27)%	(.76)%	(.36)%	.18%
Portfolio turnover rate	54%	47%	54%	55%	40%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

44

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2014

Prudential Jennison Health Sciences Fund	45

Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2013, the Fund reports the maximum amount allowed per share but not less than $2.43 for Class A, B, C, R, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2013, the Fund reports the maximum amount allowable, but not less than 19.43% of ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2013.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 66

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).

None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 66

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 66

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Health Sciences Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 66

Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 66

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 66

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 66	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 66

Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).

Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 66

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 66

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 66

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 66

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

Prudential Jennison Health Sciences Fund

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since 2012
Deborah A. Docs (56) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2004
Jonathan D. Shain (55) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2005
Claudia DiGiacomo (39) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since 2005
Andrew R. French (52) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer

Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.

Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Health Sciences Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings,

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board as of September 1, 2013.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at the current level of assets the Fund realizes the effect of some of those rate reductions. The Board also considered the fact that the Fund was generally closed to new investors, and that, as a result, future growth in assets would largely result from appreciation rather than sales of Fund shares. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PJHRX	N/A	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P791	74441P874	74441P866

MF188E3    0256229-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON UTILITY FUND

ANNUAL REPORT • NOVEMBER 30, 2013

Fund Type

Sector Stock

Objective

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

January 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Utility Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Utility Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	23.62%	115.03%	221.82%	—
Class B	22.75	107.71	199.29	—
Class C	22.76	107.57	199.18	—
Class R	23.40	112.78	N/A	50.21% (8/22/06)
Class Z	23.97	118.12	230.68	—
S&P 500 Utility Total Return (TR) Index	12.23	57.41	155.59	—
S&P 500 Index	30.28	124.86	109.61	—
Lipper Utility Funds Avg.	16.76	72.69	164.64	—

Average Annual Total Returns (With Sales Charges) as of 12/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	19.28%	16.33%	11.47%	—
Class B	20.32	16.73	11.30	—
Class C	24.34	16.83	11.30	—
Class R	25.89	17.41	N/A	6.21% (8/22/06)
Class Z	26.59	18.00	12.41	—
S&P 500 Utility Total Return (TR) Index	13.21	10.17	9.23	—
S&P 500 Index	32.37	17.93	7.40	—
Lipper Utility Funds Avg.	17.59	11.58	9.52	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	16.83%	15.24%	11.76%	—
Class B	17.75	15.63	11.59	—
Class C	21.76	15.73	11.58	—
Class R	23.40	16.30	N/A	5.75% (8/22/06)
Class Z	23.97	16.88	12.70	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	23.62%	16.55%	12.40%	—
Class B	22.75	15.74	11.59	—
Class C	22.76	15.73	11.58	—
Class R	23.40	16.30	N/A	5.75% (8/22/06)
Class Z	23.97	16.88	12.70	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2003) and the account values at the end of the current fiscal year (November 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for

Prudential Jennison Utility Fund	3

Your Fund’s Performance (continued)

Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

S&P 500 Utility Total Return (TR) Index

The Standard & Poor’s Utility Total Return Index (S&P 500 Utility TR Index) is an unmanaged, market capitalization-weighted index including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power. S&P 500 Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/13 is 46.34% for Class R. S&P 500 Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/13 is 5.46% for Class R.

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S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/13 is 61.86% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/13 is 7.15% for Class R.

Lipper Utility Funds Average

The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/13 is 53.54% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/13 is 6.15% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/13
Targa Resources Corp., Oil, Gas & Consumable Fuels	4.5%
Cheniere Energy, Inc., Oil, Gas & Consumable Fuels	3.7
NextEra Energy, Inc., Electric Utilities	3.2
OGE Energy Corp., Electric Utilities	3.1
Sempra Energy, Multi-Utilities	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/13
Electric Utilities	23.8%
Oil, Gas & Consumable Fuels	22.6
Multi-Utilities	18.0
Independent Power Producers & Energy Traders	9.7
Media	7.2

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Utility Fund’s (the Fund) Class A shares advanced 23.62% during the 12-month reporting period ended November 30, 2013, outperforming the 12.23% return of the S&P Utility Total Return (TR) Index (the Index), and the 16.76% return of the Lipper Utility Funds Average.

Stock selection within the utilities sector—particularly among electric utilities—had the most significant impact on relative return. The Fund’s exposure to a number of other sectors not included in the Index also had a positive impact on relative performance, particularly the energy position, but also consumer discretionary, telecommunications services, and industrials.

What was the market environment like for stocks during the period?

The U.S. equity market advanced strongly in the 12-months ended November 30, 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed, but to levels sufficiently expansionary to give investors conviction that global gross domestic product (GDP), although moderating, remained solid. Concerns that the U.S. Federal Reserve would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

Which holdings made the largest positive contribution to the Fund’s return?

Energy sector names dominated the Fund’s leading contributors, including Cheniere Energy, Targa Resources, and Energy Transfer Equity. From the consumer discretionary sector, broadband cable provider Charter Communications also ranked among the noteworthy contributors for the period, as did utility Sempra Energy.

•

Cheniere Energy’s steady upward climb of the past two years steepened toward the end of the period. The company remains on track with construction of its natural gas liquefaction and export facility in Sabine Pass, Louisiana. Jennison continues to see Cheniere as extremely well positioned to take advantage of the shifting dynamics in the liquefied natural gas (LNG) market.

•

Targa Resources sustained its upward share price trend over the period. In Jennison’s view, the company continues to be well positioned to take advantage of the upstream shale trends driving an extensive build-out of oil and gas infrastructure. Jennison believes management has established a good track record of execution and that the company’s aggressive program of expansion projects will help sustain robust earnings.

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•

Energy Transfer Equity’s steady share-price uptrend of the past year strengthened toward the end of the period. In August, the U.S. Department of Energy approved company plans to develop an LNG liquefaction facility at an LNG terminal owned by Energy Transfer Partners (ETP) in Lake Charles, Louisiana. Energy Transfer Equity is the general partner of ETP and other diversified energy limited partnerships, which specialize in energy-related services and energy transfer and storage across the U.S. Jennison continues to view Energy Transfer as well-positioned to capitalize on increased demand for energy infrastructure, given its core assets and general partner benefits.

Which holdings detracted most from the Fund’s return?

The stocks that had a negative impact on Fund performance for the year were more diversified by sector. Tech sector holding Rackspace Hosting led the period’s detractors. Other companies posting share price losses that had a notable effect on the Fund’s return included Eneva from the utility sector and independent refiner Marathon Petroleum from energy. PT Tower Bersama Infrastructure, a provider of wireless telecom towers across Indonesia, and electric utility FirstEnergy also hurt the year’s return.

•

Shares of cloud services provider Rackspace Hosting peaked in January and remained on a downtrend for most of the period. The company has encountered stepped-up competition in the cloud-computing market and has been forced to reduce prices. Rackspace has been attempting to differentiate itself from other cloud providers by becoming a leader in hybrid cloud, a technology that allows an organization to optimize its infrastructure for varying workloads with a single management platform.

•

Jennison’s original investment decision for Brazil-based Eneva was predicated on the belief that the company’s Greenfield development strategy (based on its coal- and gas-fired power generation assets), combined with Brazil’s strong electricity demand, would generate attractive earnings and cash flow growth as the plants came online. Unfortunately, a series of managerial and operational missteps led to project cost overruns and start-up delays that significantly reduced the return profiles for Eneva’s projects. In Jennison’s view, these events reduced the stock’s potential upside and the Fund exited the position in July.

•

Independent refiner Marathon Petroleum sustained a noteworthy rally well into the New Year. The stock then trended down over the spring and summer months, as the crude oil price discounts that had been so advantageous to Midcontinent refiners in the latter part of 2012 and early 2013 continued to shrink. In the face of seasonal headwinds and weak refining economics, which

Prudential Jennison Utility Fund	7

Strategy and Performance Overview (continued)

compressed margins to three-year lows, Jennison elected to exit the position in favor of other investment candidates with more attractive risk-reward profiles.

Were there significant changes to the portfolio?

Jennison made few strategic changes to the portfolio during the period. However, the Fund added or eliminated positions because of company fundamentals and the risk-reward characteristics of certain stocks. This resulted in an increased allocation to energy and telecommunications services and a lesser allocation to utilities versus levels earlier in the year.

•	Significant new positions were established in SemGroup, Drax Group, Vivendi, and Liberty Global.

•	Positions in other securities, including Kinder Morgan, Great Plains Energy, Xcel Energy, and FirstEnergy, were eliminated.

During the reporting period, the Fund had little or no use of derivatives; thus, they had no meaningful impact on performance.

8	Visit our website at www.prudentialfunds.com

Comments on Largest Holdings

4.5%	Targa Resources Corp., Oil, Gas, & Consumable Fuels

See comments on largest contributors to performance.

3.7%	Cheniere Energy, Inc., Oil, Gas, & Consumable Fuels

See comments on largest contributors to performance.

3.2%	NextEra Energy, Inc., Electric Utilities

Jennison continues to like NextEra Energy’s diverse portfolio of power-generating assets, which includes renewables (wind, solar, hydro) as well as nuclear, natural gas, oil, and coal. The company’s plans for sustained capital investment in both its regulated and unregulated businesses should help to support earnings growth. A strong pipeline of wind and solar projects, plus improving fundamentals in key regions of the company’s broad customer base, bode well for the stock, in Jennison’s view.

3.1%	OGE Energy Corp., Electric Utilities

Jennison likes OGE Energy for the earnings and cash flow growth potential it sees in both of the company’s major business lines—its regulated utility business as well as its midstream energy business. In March, OGE announced the formation of a master limited partnership (MLP) with CenterPoint Energy that combines the companies’ midstream and gas pipeline assets. Jennison viewed the move positively based on the belief that such a vehicle could help to unlock value for OGE shareholders.

3.0%	Sempra Energy, Multi-Utilities

In Jennison’s opinion, global multi-utility Sempra Energy remains well positioned for sustained growth with its strong management and diverse portfolio of regulated and unregulated businesses. The company’s international assets, particularly in Mexico and elsewhere in Latin America, continue to offer robust growth potential. Jennison believes development of a liquefied natural gas (LNG) export facility at Sempra’s Cameron LNG terminal in Hackberry, Louisiana, should provide additional earnings, if the U.S. Department of Energy grants its approval.

Prudential Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2013, at the beginning of the period, and held through the six-month period ended November 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

10	Visit our website at www.prudentialfunds.com

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,091.30	0.85%	$4.46
	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31

Class B	Actual	$1,000.00	$1,087.70	1.55%	$8.11
	Hypothetical	$1,000.00	$1,017.30	1.55%	$7.84

Class C	Actual	$1,000.00	$1,087.80	1.55%	$8.11
	Hypothetical	$1,000.00	$1,017.30	1.55%	$7.84

Class R	Actual	$1,000.00	$1,090.30	1.05%	$5.50
	Hypothetical	$1,000.00	$1,019.80	1.05%	$5.32

Class Z	Actual	$1,000.00	$1,092.90	0.55%	$2.89
	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2013, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Utility Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.85%	0.85%
B	1.55	1.55
C	1.55	1.55
R	1.30	1.05
Z	0.55	0.55

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of November 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Diversified Telecommunication Services 3.8%
9,322,624	Frontier Communications Corp.	$43,629,880
1,063,861	Intelsat SA*(a)	23,011,313
1,706,000	Maxcom Telecomunicaciones SAB de CV (Mexico), ADR*(a)	2,900,200
1,979,734	Vivendi SA (France)	50,214,360

		119,755,753

Electric Utilities 23.8%
339,835	Alupar Investimento SA (Brazil)*	2,421,101
1,615,985	Alupar Investimento SA, 144A (Brazil)*(b)	11,512,833
1,809,180	American Electric Power Co., Inc.	85,140,011
766,862	Cleco Corp.	35,053,262
746,335	Duke Energy Corp.	52,213,597
656,907	Edison International(a)	30,355,672
791,390	ITC Holdings Corp.	71,604,967
2,388,209	Korea Electric Power Corp. (Korea), ADR(a)	36,348,541
1,179,378	NextEra Energy, Inc.	99,763,585
1,702,455	Northeast Utilities(a)	69,936,851
2,773,570	OGE Energy Corp.	95,466,279
1,470,241	Portland General Electric Co.(a)	43,827,884
1,021,902	PPL Corp.	31,382,610
685,525	UNS Energy Corp.	32,822,937
1,273,792	Westar Energy, Inc.(a)	39,946,117

		737,796,247

Gas Utilities 2.8%
1,477,541	ONEOK, Inc.	85,800,806

Independent Power Producers & Energy Traders 9.7%
3,707,037	AES Corp.	54,011,529
4,470,076	Calpine Corp.*	84,529,137
6,303,216	China Hydroelectric Corp. (China), ADR*	15,695,008
4,722,799	Drax Group PLC (United Kingdom)	53,394,097
3,509,189	NRG Energy, Inc.	92,853,141

		300,482,912

Internet Software & Services 0.9%
712,995	Rackspace Hosting, Inc.*(a)	27,243,539

See Notes to Financial Statements.

Prudential Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media 7.2%
14,201,446	Asian Pay Television Trust, 144A (Singapore)(b)	$8,822,427
362,439	Charter Communications, Inc. (Class A Stock)*	48,965,509
1,358,876	Comcast Corp. (Class A Stock)	67,767,146
581,695	Liberty Global PLC (United Kingdom) (Class C Stock)*	47,379,058
377,850	Time Warner Cable, Inc.	52,226,427

		225,160,567

Multi-Utilities 18.0%
1,279,110	Alliant Energy Corp.	65,874,165
1,269,838	Ameren Corp.	45,523,692
3,451,914	CenterPoint Energy, Inc.	80,878,345
2,763,233	CMS Energy Corp.	73,336,204
1,259,276	Dominion Resources, Inc.	81,739,605
662,080	National Grid PLC (United Kingdom), ADR	41,949,389
2,399,590	NiSource, Inc.	75,875,036
1,054,219	Sempra Energy	93,235,128

		558,411,564

Oil, Gas & Consumable Fuels 22.6%
2,903,181	Cheniere Energy, Inc.*	114,936,936
393,624	Crosstex Energy, Inc.	12,792,780
1,764,344	Enbridge, Inc. (Canada)	72,579,621
267,800	Enbridge, Inc. Reg D, Private Placement (Canada)	11,016,459
1,223,941	Energy Transfer Equity LP	91,514,069
669,083	MarkWest Energy Partners LP(a)	46,213,563
1,380,976	Plains GP Holdings LP*(a)	32,452,936
956,497	SemGroup Corp. (Class A Stock)	58,709,786
1,727,403	Targa Resources Corp.	140,075,109
880,784	Western Gas Equity Partners LP	38,049,869
2,342,564	Williams Cos., Inc. (The)(a)	82,505,104

		700,846,232

Real Estate Investment Trusts 1.5%
589,113	American Tower Corp.	45,815,318

Road & Rail 1.2%
227,507	Union Pacific Corp.	36,865,234

Water Utilities 1.8%
1,342,536	American Water Works Co., Inc.	56,856,400

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 5.8%
539,847	Crown Castle International Corp.*	$40,072,843
712,752	NII Holdings, Inc.*	1,810,390
6,482,594	PT Tower Bersama Infrastructure Tbk (Indonesia)	3,247,584
15,923,240	PT Tower Bersama Infrastructure Tbk, 144A (Indonesia)(b)	7,977,064
1,065,825	SBA Communications Corp. (Class A Stock)*(a)	90,776,316
1,018,922	Vodafone Group PLC (United Kingdom), ADR	37,791,817

		181,676,014

	TOTAL LONG-TERM INVESTMENTS (cost $2,191,840,887)	3,076,710,586

SHORT-TERM INVESTMENT 7.1%

AFFILIATED MONEY MARKET MUTUAL FUND
222,703,489	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $222,703,489; includes $200,183,815 of cash collateral for securities on loan) (Note 3)(c)(d)	222,703,489

	TOTAL INVESTMENTS 106.2% (cost $2,414,544,376; Note 5)	3,299,414,075
	Liabilities in excess of other assets (6.2%)	(193,993,647)

	NET ASSETS 100.0%	$3,105,420,428

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $196,542,549; cash collateral of $200,183,815 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments. In addition as of November 30, 2013, $1,365,100 of cash collateral had been segregated to cover securities lending requirements.
(b)	Indicates a security or securities that have been deemed illiquid.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2013 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,930,525,762	$146,184,824	$—
Affiliated Money Market Mutual Fund	222,703,489	—	—

Total	$3,153,229,251	$146,184,824	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as November 30, 2013 was as follows:

Electric Utilities	23.8%
Oil, Gas & Consumable Fuels	22.6
Multi-Utilities	18.0
Independent Power Producers & Energy Traders	9.7
Media	7.2
Affiliated Money Market Mutual Fund (including 6.4% of collateral received for securities on loan)	7.1
Wireless Telecommunication Services	5.8
Diversified Telecommunication Services	3.8%
Gas Utilities	2.8
Water Utilities	1.8
Real Estate Investment Trusts	1.5
Road & Rail	1.2
Internet Software & Services	0.9

106.2
Liabilities in excess of other assets	(6.2)

100.0%

See Notes to Financial Statements.

16

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$98,654

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Statement of Assets and Liabilities

as of November 30, 2013

Assets
Investments at value, including securities on loan of $196,542,549:
Unaffiliated Investments (cost $2,191,840,887)	$3,076,710,586
Affiliated Investments (cost $222,703,489)	222,703,489
Deposit from affiliated securities lending agent	1,365,100
Dividends receivable	5,411,191
Receivable for investments sold	4,118,134
Receivable for Fund shares sold	772,871
Tax reclaim receivable	199,887
Prepaid expenses	30,420

Total assets	3,311,311,678

Liabilities
Payable to broker for collateral for securities on loan	201,548,915
Payable for Fund shares reacquired	1,780,315
Management fee payable	1,095,281
Distribution fee payable	842,488
Accrued expenses	566,280
Affiliated transfer agent fee payable	42,617
Payable for investments purchased	7,748
Deferred directors’ fees	7,606

Total liabilities	205,891,250

Net Assets	$3,105,420,428

Net assets were comprised of:
Common stock, at par	$2,195,919
Paid-in capital in excess of par	2,136,478,505

2,138,674,424
Undistributed net investment income	43,224,818
Accumulated net realized gain on investment and foreign currency transactions	38,665,148
Net unrealized appreciation on investments and foreign currencies	884,856,038

Net assets, November 30, 2013	$3,105,420,428

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($2,782,741,508 ÷ 196,744,757 shares of common stock issued and outstanding)	$14.14
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price to public	$14.96

Class B
Net asset value, offering price and redemption price per share ($81,631,873 ÷ 5,788,118 shares of common stock issued and outstanding)	$14.10

Class C
Net asset value, offering price and redemption price per share ($94,024,054 ÷ 6,670,752 shares of common stock issued and outstanding)	$14.09

Class R
Net asset value, offering price and redemption price per share ($14,162,591 ÷ 1,002,043 shares of common stock issued and outstanding)	$14.13

Class Z
Net asset value, offering price and redemption price per share ($132,860,402 ÷ 9,386,250 shares of common stock issued and outstanding)	$14.15

See Notes to Financial Statements.

Prudential Jennison Utility Fund	19

Statement of Operations

Year Ended November 30, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,853,033)	$84,065,575
Affiliated income from securities loaned, net	767,232
Affiliated dividend income	49,693

Total income	84,882,500

Expenses
Management fee	12,789,748
Distribution fee—Class A	7,995,666
Distribution fee—Class B	814,281
Distribution fee—Class C	891,986
Distribution fee—Class R	54,542
Transfer agent’s fees and expenses (including affiliated expense of $1,016,200) (Note 3)	2,698,000
Custodian’s fees and expenses	484,000
Shareholders’ reports	126,000
Registration fees	81,000
Directors’ fees	64,000
Insurance	50,000
Legal fees and expenses	39,000
Audit fee	22,000
Miscellaneous	42,948

Total expenses	26,153,171

Net investment income	58,729,329

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	249,024,971
Foreign currency transactions	(925,370)

248,099,601

Net change in unrealized appreciation (depreciation) on:
Investments	313,873,746
Foreign currencies	(10,324)

313,863,422

Net gain on investment and foreign currency transactions	561,963,023

Net Increase In Net Assets Resulting From Operations	$620,692,352

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$58,729,329	$68,191,069
Net realized gain on investment and foreign currency transactions	248,099,601	84,627,469
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	313,863,422	199,721,969

Net increase in net assets resulting from operations	620,692,352	352,540,507

Dividends from net investment income (Note 1)
Class A	(90,254,328)	(50,543,468)
Class B	(2,195,879)	(1,163,226)
Class C	(2,428,463)	(1,196,535)
Class R	(334,947)	(131,457)
Class Z	(4,742,706)	(2,600,960)

	(99,956,323)	(55,635,646)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	153,074,455	119,140,131
Net asset value of shares issued in reinvestment of dividends	93,624,094	52,085,191
Cost of shares reacquired	(401,252,935)	(407,407,417)

Net decrease in net assets from Fund share transactions	(154,554,386)	(236,182,095)

Total increase	366,181,643	60,722,766

Net Assets:
Beginning of year	2,739,238,785	2,678,516,019

End of year(a)	$3,105,420,428	$2,739,238,785

(a) Includes undistributed net investment income of:	$43,224,818	$43,986,418

See Notes to Financial Statements.

Prudential Jennison Utility Fund	21

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company currently consists of three portfolios: Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund. These financial statements relate to Prudential Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of capital appreciation and current income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

22

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Directors. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison Utility Fund	23

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to the guidelines adopted by the Board, the Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale (restricted securities, sometimes referred to as Private Placements) cannot be resold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

24

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially,

Prudential Jennison Utility Fund	25

Notes to Financial Statements

continued

the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements

26

of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .43% for the year ended November 30, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through March 31, 2015.

Prudential Jennison Utility Fund	27

Notes to Financial Statements

continued

PIMS has advised the Fund that it received $1,110,150 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2013, it received $405, $90,392 and $4,650 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2013, PIM has been compensated approximately $229,200 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2013, were $1,283,561,816 and $1,481,535,279, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

28

principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2013, the adjustments were to increase undistributed net investment income by $40,465,394, increase accumulated net realized gain on investment and foreign currency transactions by $2,726,173 and decrease paid-in capital in excess of par by $43,191,567 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and investment in partnerships. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended November 30, 2013 and November 30, 2012, the tax character of dividends paid by the Fund were $99,956,323 and $55,635,646 from ordinary income, respectively.

As of November 30, 2013, the accumulated undistributed earnings on a tax basis was $16,511,633 of ordinary income and $38,766,777 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$2,387,925,213	$1,030,584,391	$(119,095,529)	$911,488,862	$(13,661)	$911,475,201

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in partnerships and other cost basis differences between financial and tax reporting. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables and foreign currency contracts.

The Fund utilized approximately $219,139,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2013.

Prudential Jennison Utility Fund	29

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 925 million shares of $.01 par value per share common stock authorized which consists of 600 million shares of Class A common stock, 60 million shares of Class B common stock, 90 million shares of Class C common stock, 75 million shares of Class R common stock and 100 million shares of Class Z common stock.

30

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2013:
Shares sold	5,532,252	$73,515,278
Shares issued in reinvestment of dividends	6,753,846	84,906,046
Shares reacquired	(23,569,536)	(309,420,082)

Net increase (decrease) in shares outstanding before conversion	(11,283,438)	(150,998,758)
Shares issued upon conversion from Class B, Class C and Class Z	1,228,486	15,874,344
Shares reacquired upon conversion into Class Z	(179,900)	(2,410,033)

Net increase (decrease) in shares outstanding	(10,234,852)	$(137,534,447)

Year ended November 30, 2012:
Shares sold	5,325,449	$59,720,203
Shares issued in reinvestment of dividends	4,288,181	47,534,841
Shares reacquired	(28,655,801)	(324,322,457)

Net increase (decrease) in shares outstanding before conversion	(19,042,171)	(217,067,413)
Shares issued upon conversion from Class B and Class Z	1,581,086	17,790,756
Shares reacquired upon conversion into Class Z	(95,665)	(1,091,462)

Net increase (decrease) in shares outstanding	(17,556,750)	$(200,368,119)

Class B
Year ended November 30, 2013:
Shares sold	923,165	$12,240,516
Shares issued in reinvestment of dividends	163,120	2,036,253
Shares reacquired	(850,327)	(11,164,672)

Net increase (decrease) in shares outstanding before conversion	235,958	3,112,097
Shares reacquired upon conversion into Class A	(1,226,299)	(15,788,631)

Net increase (decrease) in shares outstanding	(990,341)	$(12,676,534)

Year ended November 30, 2012:
Shares sold	858,017	$9,681,979
Shares issued in reinvestment of dividends	96,774	1,068,443
Shares reacquired	(1,301,756)	(14,668,549)

Net increase (decrease) in shares outstanding before conversion	(346,965)	(3,918,127)
Shares reacquired upon conversion into Class A	(1,560,906)	(17,514,019)

Net increase (decrease) in shares outstanding	(1,907,871)	$(21,432,146)

Prudential Jennison Utility Fund	31

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2013:
Shares sold	1,007,498	$13,425,552
Shares issued in reinvestment of dividends	157,065	1,961,731
Shares reacquired	(1,436,746)	(18,804,306)

Net increase (decrease) in shares outstanding before conversion	(272,183)	(3,417,023)
Shares reacquired upon conversion into Class A and Class Z	(53,535)	(696,336)

Net increase (decrease) in shares outstanding	(325,718)	$(4,113,359)

Year ended November 30, 2012:
Shares sold	766,556	$8,617,497
Shares issued in reinvestment of dividends	86,665	956,866
Shares reacquired	(2,293,036)	(25,819,926)

Net increase (decrease) in shares outstanding before conversion	(1,439,815)	(16,245,563)
Shares reacquired upon conversion into Class Z	(22,598)	(269,692)

Net increase (decrease) in shares outstanding	(1,462,413)	$(16,515,255)

Class R
Year ended November 30, 2013:
Shares sold	562,581	$7,546,163
Shares issued in reinvestment of dividends	26,599	334,947
Shares reacquired	(294,978)	(3,887,416)

Net increase (decrease) in shares outstanding	294,202	$3,993,694

Year ended November 30, 2012:
Shares sold	402,690	$4,570,085
Shares issued in reinvestment of dividends	11,827	131,457
Shares reacquired	(257,941)	(2,932,486)

Net increase (decrease) in shares outstanding	156,576	$1,769,056

32

Class Z	Shares	Amount
Year ended November 30, 2013:
Shares sold	3,512,124	$46,346,946
Shares issued in reinvestment of dividends	348,039	4,385,117
Shares reacquired	(4,388,815)	(57,976,459)

Net increase (decrease) in shares outstanding before conversion	(528,652)	(7,244,396)
Shares issued upon conversion from Class A and Class C	232,252	3,094,088
Shares reacquired upon conversion into Class A	(5,233)	(73,432)

Net increase (decrease) in shares outstanding	(301,633)	$(4,223,740)

Year ended November 30, 2012:
Shares sold	3,235,104	$36,550,367
Shares issued in reinvestment of dividends	215,473	2,393,584
Shares reacquired	(3,497,762)	(39,663,999)

Net increase (decrease) in shares outstanding before conversion	(47,185)	(720,048)
Shares issued upon conversion from Class A and Class C	118,341	1,361,154
Shares reacquired upon conversion into Class A	(24,770)	(276,737)

Net increase (decrease) in shares outstanding	46,386	$364,369

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended November 30, 2013.

Prudential Jennison Utility Fund	33

Notes to Financial Statements

continued

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gains distributions on December 18, 2013 to shareholders of record on December 19, 2013. The ex-dividend date was December 20, 2013. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.097189	$0.177389
Class B	$0.072844	$0.177389
Class C	$0.072844	$0.177389
Class R	$0.090230	$0.177389
Class Z	$0.107662	$0.177389

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

34

Financial Highlights

Class A Shares
	Year Ended November 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.85	$10.64	$9.85	$8.61		$7.49
Income (loss) from investment operations:
Net investment income	.26	.29	.29	.24		.28
Net realized and unrealized gain on investment and foreign currency transactions	2.48	1.15	.76	1.20		1.04
Total from investment operations	2.74	1.44	1.05	1.44		1.32
Less Dividends:
Dividends from net investment income	(.45)	(.23)	(.26)	(.20)		(.20)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$14.14	$11.85	$10.64	$9.85		$8.61
Total Return(b):	23.62%	13.73%	10.74%	16.91%		18.13%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,783	$2,453	$2,388	$2,444		$2,357
Average net assets (000,000)	$2,665	$2,454	$2,486	$2,423		$2,178
Ratios to average net assets(c):
Expenses	.85%	.87%	.89%	.90%		.92%
Net investment income	2.00%	2.52%	2.77%	2.61%		3.64%
Portfolio turnover rate	44%	37%	51%	53%		46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.82	$10.61	$9.83	$8.59		$7.47
Income (loss) from investment operations:
Net investment income	.17	.21	.22	.18		.23
Net realized and unrealized gain on investment and foreign currency transactions	2.47	1.15	.75	1.20		1.04
Total from investment operations	2.64	1.36	.97	1.38		1.27
Less Dividends:
Dividends from net investment income	(.36)	(.15)	(.19)	(.14)		(.15)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$14.10	$11.82	$10.61	$9.83		$8.59
Total Return(b):	22.75%	12.97%	9.89%	16.16%		17.35%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$82	$80	$92	$103		$110
Average net assets (000,000)	$81	$86	$99	$106		$109
Ratios to average net assets(c):
Expenses	1.55%	1.57%	1.59%	1.60%		1.62%
Net investment income	1.32%	1.83%	2.08%	1.91%		3.03%
Portfolio turnover rate	44%	37%	51%	53%		46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended November 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.81	$10.60	$9.82	$8.58		$7.47
Income (loss) from investment operations:
Net investment income	.17	.20	.22	.18		.22
Net realized and unrealized gain on investment and foreign currency transactions	2.47	1.16	.75	1.20		1.04
Total from investment operations	2.64	1.36	.97	1.38		1.26
Less Dividends:
Dividends from net investment income	(.36)	(.15)	(.19)	(.14)		(.15)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$14.09	$11.81	$10.60	$9.82		$8.58
Total Return(b):	22.76%	12.98%	9.90%	16.18%		17.21%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$94	$83	$90	$97		$101
Average net assets (000,000)	$89	$87	$95	$100		$98
Ratios to average net assets(c):
Expenses	1.55%	1.57%	1.59%	1.60%		1.62%
Net investment income	1.30%	1.81%	2.07%	1.90%		2.98%
Portfolio turnover rate	44%	37%	51%	53%		46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	37

Financial Highlights

continued

Class R Shares
	Year Ended November 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.84	$10.63	$9.85	$8.60		$7.49
Income (loss) from investment operations:
Net investment income	.24	.26	.27	.22		.26
Net realized and unrealized gain on investment and foreign currency transactions	2.47	1.16	.75	1.21		1.04
Total from investment operations	2.71	1.42	1.02	1.43		1.30
Less Dividends:
Dividends from net investment income	(.42)	(.21)	(.24)	(.18)		(.19)
Capital Contributions(f):	-	-	-	-	(e)	-
Net asset value, end of year	$14.13	$11.84	$10.63	$9.85		$8.60
Total Return(b):	23.40%	13.51%	10.42%	16.82%		17.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,163	$8,383	$5,859	$4,461		$3,223
Average net assets (000)	$10,909	$7,164	$5,467	$3,914		$2,868
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.07%	1.09%	1.10%		1.12%
Expenses before waivers and/or expense reimbursement	1.30%	1.32%	1.34%	1.35%		1.37%
Net investment income	1.80%	2.33%	2.59%	2.42%		3.37%
Portfolio turnover rate	44%	37%	51%	53%		46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Through March 31, 2015, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Less than $.005 per share.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended November 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.86	$10.64	$9.86	$8.61		$7.50
Income (loss) from investment operations:
Net investment income	.31	.32	.33	.27		.30
Net realized and unrealized gain on investment and foreign currency transactions	2.47	1.17	.74	1.21		1.04
Total from investment operations	2.78	1.49	1.07	1.48		1.34
Less Dividends:
Dividends from net investment income	(.49)	(.27)	(.29)	(.23)		(.23)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$14.15	$11.86	$10.64	$9.86		$8.61
Total Return(b):	23.97%	14.16%	10.96%	17.37%		18.33%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$133	$115	$103	$81		$82
Average net assets (000,000)	$129	$111	$103	$84		$83
Ratios to average net assets(c):
Expenses	.55%	.57%	.59%	.60%		.62%
Net investment income	2.31%	2.83%	3.09%	2.91%		4.00%
Portfolio turnover rate	44%	37%	51%	53%		46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2014

40

Federal Income Tax Information

(Unaudited)

For the year ended November 30, 2013, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Utility Fund	100.00%	93.99%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2013.

Prudential Jennison Utility Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 66

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).

None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 66

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 66

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Utility Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 66

Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 66

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 66

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 66	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 66

Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).

Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 66

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 66

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 66

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 66

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

Prudential Jennison Utility Fund

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since 2012
Deborah A. Docs (56) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2004
Jonathan D. Shain (55) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2005
Claudia DiGiacomo (39) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since 2005
Andrew R. French (52) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer

Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.

Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Utility Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board as of September 1, 2013.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Utility Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	4th Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, and 10-year periods, though it underperformed over the five-year period.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105E    0256142-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2013 and November 30, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $66,000 and $66,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

None.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 17, 2014

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	January 17, 2014